UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

Trevena, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on tablein exhibit required by Item 23(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 29, 2024

955 Chesterbrook Boulevard, Suite 110
Chesterbrook, PA 19087

Dear Trevena Stockholder:

On behalf of the Trevena, Inc. Board of Directors and our senior management team, we are pleased to invite you to our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on June 13, 2024.  The Annual Meeting will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote online if you have not voted prior to the meeting. The attached Notice of 2024 Annual Meeting of Stockholders and proxy statement contain important information about the business to be conducted at the Annual Meeting.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the Important Notice Regarding the Availability of Proxy Materials. Additional instructions on how to vote can be found on pages 2 through 5 of the proxy statement.

We hope that you can attend the Annual Meeting. As always, thank you for your continued support of Trevena.

Sincerely,

Carrie L. Bourdow
President and Chief Executive Officer

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Thursday, June 13, 2024 at 8:30 a.m. Eastern Time

Place:
The Annual Meeting will be held virtually at the following website:  http://www.virtualshareholdermeeting.com/TRVN2024, and can be accessed by entering the 16-digit control number included on the proxy card mailed to you.

Items of Business:
Proposal 1:  Election of the three director nominees named in the proxy statement for terms expiring at the 2027 Annual Meeting of Stockholders.

Proposal 2:  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal 3:  Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

Proposal 4:  Approval of an amendment to the Trevena, Inc. 2023 Equity Incentive Plan (the “2023 Plan”), to increase the number of shares of common stock available for issuance under the 2023 Plan.

Proposal 5:  Approval of an amendment to our Amended and Restated Certificate of Incorporation (as amended, the “Restated Certificate”) to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-2 and 1-for-25 (the “Reverse Stock Split”), at any time prior to August 28, 2024, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of our stockholders.

Proposal 6:  Approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposal 4 or Proposal 5.

Consideration of any other business properly brought before the Annual Meeting or any adjournments thereof.

Record Date:
April 19, 2024.  Only Trevena stockholders of record at the close of business on the record date are entitled to receive this notice and vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.
A list of stockholders of the Company entitled to vote at the Annual Meeting will be available for inspection by any stockholder of record upon request during the 10-day period immediately prior to the date of the Annual Meeting. The list will be available during the Annual Meeting for inspection by stockholders of record for any legally valid purpose related to the Annual Meeting at http://www.virtualshareholdermeeting.com/TRVN2024.

Proxy Voting:
Your vote is very important, regardless of the number of shares you own. We urge you to promptly vote by telephone, by using the Internet, or, if you received a proxy card or instruction form, by completing, dating, signing and returning it by mail.  For instructions on voting, please see Questions and Answers about the Annual Meeting and Voting beginning on page 2.

April 29, 2024	By order of the Board of Directors,

Joel Solomon
Corporate Secretary

EACH STOCKHOLDER IS URGED TO VOTE BY COMPLETING, SIGNING AND RETURNING
THE PROXY CARD IN THE ENVELOPE PROVIDED OR BY VOTING VIA THE INTERNET
OR BY TELEPHONE, IN EACH CASE IN THE MANNER DESCRIBED IN THE NOTICE
REGARDING AVAILABILITY OF PROXY MATERIALS. IF A STOCKHOLDER
DECIDES TO VIRTUALLY ATTEND THE ANNUAL MEETING, HE OR SHE MAY, IF SO
DESIRED, REVOKE THE PROXY AND VOTE THE SHARES OVER THE INTERNET DURING THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON JUNE 13, 2024

        Our 2024 Notice of Annual Meeting and Proxy Statement and 2023 Annual Report to Stockholders are available at www.proxyvote.com.

        Please see “Information About the 2024 Annual Meeting” beginning on page 1 of this proxy statement for the following information:

•	Date and time of the 2024 Annual Meeting of Stockholders (the “Annual Meeting”);

•	How to access the virtual Annual Meeting;

•	How to vote via the internet during the Annual Meeting if you have not voted prior to the meeting;

•	An identification of each separate matter to be acted on at the Annual Meeting; and

•	The recommendations of our Board of Directors regarding those matters.

TABLE OF CONTENTS

INFORMATION ABOUT THE 2024 ANNUAL MEETING	1
Questions and Answers About the Proxy Materials	1
Questions and Answers About the Annual Meeting and Voting	2

CORPORATE GOVERNANCE	7
Governance Policies and Practices	7
Role of the Board and Leadership Structure	8
Other Board Practices	9
Board Meetings and Committees	11
Director Independence	13
Code of Ethics	14
Certain Transactions	14

PROPOSAL 1. ELECTION OF DIRECTORS	16
Process for Selecting and Nominating Directors	16
Class II Directors Nominated by the Board of Directors For Election at 2024 Annual Meeting	18
Class III Directors Who Will Continue in Office Until the 2025 Annual Meeting	20
Class I Directors Who Will Continue in Office Until the 2026 Annual Meeting	21

NON-EMPLOYEE DIRECTOR COMPENSATION	23
Overview	23
Director Compensation Program	24
Director Compensation Table for 2023	24

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

REPORT OF THE AUDIT COMMITTEE	27

PROPOSAL 3. APPROVAL ON A NON-BINDING ADVISORY BASIS OF COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY ON PAY”)	29

PROPOSAL 4. APPROVAL OF AN AMEDMENT TO THE TREVENA, INC. 2023 EQUITY INCENTIVE PLAN (THE “2023 PLAN”) TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 2023 PLAN	30

PROPOSAL 5. APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (AS AMENDED, THE “RESTATED CERTIFICATE”) TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK BY A RATIO OF ANY WHOLE NUMBER BETWEEN 1-FOR-2 AND 1-FOR-25 (THE “REVERSE STOCK SPLIT”), AT ANY TIME PRIOR TO AUGUST 28, 2024, WITH THE EXACT RATIO TO BE SET WITHIN THAT RANGE AT THE DISCRETION OF OUR BOARD OF DIRECTORS, WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS.	38

PROPOSAL 6. APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 4 OR PROPOSAL 5.	46

TABLE OF CONTENTS (CONTINUED)

EXECUTIVE COMPENSATION	47
Overview	47
2023 Summary Compensation Table	51
Narrative to 2023 Summary Compensation Table	52
Outstanding Equity Awards at Year-End 2023	57
Executive Officer Agreements	59

OWNERSHIP OF TREVENA COMMON STOCK	64
Security Ownership of Certain Beneficial Owners, Directors and Executive Officers	64

2025 ANNUAL MEETING AND RELATED MATTERS	65

INFORMATION ABOUT THE 2024 ANNUAL MEETING

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

Why did I receive proxy materials?  What is included in the proxy materials?

Our Board of Directors (the “Board”) is soliciting your proxy to vote at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”).  You received proxy materials because you owned shares of Trevena common stock at the close of business on April 19, 2024, the record date, and that entitles you to vote at the Annual Meeting.

Proxy materials include the notice of annual meeting of stockholders, the proxy statement and our annual report on Form 10-K for the year ended December 31, 2023 and, if you received paper copies, a proxy card or voting instruction form.  The proxy statement describes the matters on which the Board would like you to vote, and provides information about Trevena that we must disclose under Securities and Exchange Commission (SEC) regulations when we solicit your proxy.

Your proxy will authorize specified persons, each of whom also is referred to as a proxy, to vote on your behalf at the Annual Meeting.  By use of a proxy, you can vote whether or not you attend the Annual Meeting via the internet. The written document by which you authorize a proxy to vote on your behalf is referred to as a proxy card.

We intend to mail these proxy materials on or about April 29, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

How can I get electronic access to the proxy materials?

The proxy materials are available for viewing at www.proxyvote.com. On this website, you may:

•	vote your shares after you have viewed the proxy materials; and

•	select a future delivery preference of paper or electronic copies of the proxy materials.

You may choose to receive proxy materials electronically in the future.  If you choose to do so, you will receive an email with instructions containing an electronic link to the proxy materials for next year’s annual meeting.  You also will receive an electronic link to the proxy voting site.

Rules adopted by the SEC allow companies to send stockholders a notice of Internet availability of proxy materials only, rather than mail them full sets of proxy materials. This year, we chose to mail full packages of proxy materials to stockholders. However, in the future we may take advantage of this alternative “notice only” distribution option. If in the future we choose to send only such notices, they would contain instructions on how stockholders can access our notice of annual meeting and proxy statement via the Internet. It also would contain instructions on how stockholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis.

If you hold your shares through a bank, broker or other custodian, you also may have the opportunity to receive the proxy materials electronically.  Please check the information contained in the documents provided to you by your bank, broker or other custodian.

We encourage you to take advantage of the availability of the proxy materials electronically to help reduce the environmental impact of the Annual Meeting.

INFORMATION ABOUT THE 2024 ANNUAL MEETING (CONTINUED)

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What am I voting on at the Annual Meeting?

Proposal	Description	Board’s Vote Recommendation	Page
1	Election of the three director nominees named in this proxy statement for terms expiring at the 2027 Annual Meeting of Stockholders	Vote FOR each of the nominees	16
2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024	Vote FOR	25
3	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers	Vote FOR	29
4	Approval of an amendment to the Trevena, Inc. 2023 Equity Incentive Plan (the “2023 Plan”), to increase the number of shares of common stock available for issuance under the 2023 Plan	Vote FOR	31
5	Approval of an amendment to our Amended and Restated Certificate of Incorporation (as amended, the “Restated Certificate”) to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-2 and 1-for-25 (the “Reverse Stock Split”), at any time prior to August 28, 2024, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of our stockholders	Vote FOR	39
6	Approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposal 4 or Proposal 5	Vote FOR	47

Could other matters be decided at the Annual Meeting?

We are not aware of any other matters that will be presented and voted upon at the Annual Meeting.  Our 2023 proxy statement described the requirements under our governance documents for properly submitting proposals or nominations from the floor at this year’s Annual Meeting. The proxies will have discretionary authority, to the extent permitted by law, on how to vote on other matters that may come before the Annual Meeting.

How many votes can be cast by all stockholders?

Each share of Trevena common stock is entitled to one vote on each of the three directors to be elected and one vote on each of the other matters properly presented at the Annual Meeting.  We had 18,321,010 shares of common stock outstanding and entitled to vote on April 19, 2024.

How many votes must be present to hold the Annual Meeting?

A majority of the issued and outstanding shares entitled to vote, or 9,160,506 shares, present or by proxy, are needed for a quorum to hold the Annual Meeting.  Abstentions and broker non-votes (discussed below) are included in determining whether a quorum is present.  We urge you to vote by proxy even if you plan to attend the Annual Meeting. This will help us know that enough votes will be present to hold the Annual Meeting.

INFORMATION ABOUT THE 2024 ANNUAL MEETING (CONTINUED)

How many votes are needed to approve each proposal?  How do abstentions or broker non-votes affect the voting results?

The following table summarizes the vote threshold required for approval of each proposal and the effect on the outcome of the vote of abstentions and uninstructed shares held by brokers or nominees (referred to as broker non-votes). When a beneficial owner does not provide voting instructions to the institution that holds the shares in street name, brokers or nominees may not vote those shares in matters deemed non-routine. Proposals 1, 3, 4 and 6 below are deemed to be “non-routine” matters, and as a result, your broker or nominee may not vote your shares on Proposals 1, 3, 4 and 6 in the absence of your instruction. Proposals 2 and 5 are considered to be “routine” matters, and as a result, your broker or nominee may vote your shares in its discretion either for or against Proposals 2 and 5 even in the absence of your instruction. If you are a beneficial owner and want to ensure that all of the shares you beneficially own are voted for or against Proposals 2 and 5, you must give your broker or nominee specific instructions to do so.

Proposal Number	Summary Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non- Votes
1	Election of directors	Plurality of shares present and entitled to vote	No effect	Not voted/No effect
2	Ratification of the appointment of independent registered public accounting firm	Majority of shares present and entitled to vote	Counted “against”	Shares may be voted by brokers in their discretion, but any non-votes have no effect
3	Approval, on a non-binding advisory basis, of the compensation of Company’s named executive officers	Non-binding advisory vote of majority of shares present and entitled to vote	Counted “against”	Not voted/No effect
4	Approval of an amendment to the Trevena, Inc. 2023 Equity Incentive Plan (the “2023 Plan”), to increase the number of shares of common stock available for issuance under the 2023 Plan	Majority of shares present and entitled to vote	Counted “against”	Not voted/No effect
5
Approval of an amendment to our Amended and Restated Certificate of Incorporation (as amended, the “Restated Certificate”) to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-2 and 1-for-25 (the “Reverse Stock Split”), at any time prior to August 28, 2024, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of our stockholders
		Majority of shares outstanding and entitled to vote	Counted “against”	Shares may be voted by brokers in their discretion, and any non-votes will have the effect of a vote counted “against” the proposal
6	Approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 4 or Proposal 5	Majority of shares present and entitled to vote	Counted “against”	Not voted/No effect

Signed but unmarked proxy cards will be voted “FOR” each proposal.

INFORMATION ABOUT THE 2024 ANNUAL MEETING (CONTINUED)

How do I attend the Annual Meeting?

The Annual Meeting will be held on Thursday, June 13, 2024 at 8:30 a.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote online. The Annual Meeting can be accessed by visiting http://www.virtualshareholdermeeting.com/TRVN2024 on June 13, 2024, using the 16-digit control number included on the proxy card mailed to you. We recommend that you log in a few minutes before the Annual Meeting begins to ensure you are logged in when the meeting starts. Online check-in will begin at 8:15 a.m. Eastern Time.

How do I vote if I own shares as a record holder?

If your name is registered on Trevena’s stockholder records as the owner of shares, you are the “record holder.” If you hold shares as a record holder on the record date, there are four ways that you can vote your shares.

•
Over the Internet (before the Annual Meeting). Vote at www.proxyvote.com. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern Time on Wednesday, June 12, 2024. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions.

•
By telephone. Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Time on Wednesday, June 12, 2024. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

•
By mail. If you received a proxy card, mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided.  If you received only a notice of Internet availability but want to vote by mail, the notice includes instructions on how to request a paper proxy card.  For your mailed proxy card to be counted, we must receive it before 8:30 a.m. Eastern Time on Thursday, June 13, 2024.

•
Over the Internet (during the Annual Meeting). Attend, or have your personal representative with a valid legal proxy attend, the virtual Annual Meeting by logging in to http://www.virtualshareholdermeeting.com/TRVN2024 on June 13, 2024, using the 16-digit control number included on the proxy card that was mailed to you.

How do I vote if my Trevena shares are held by a bank, broker or custodian?

If your shares are held by a bank, broker or other custodian (commonly referred to as shares held “in street name”), the holder of your shares will provide you with a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the Internet or by telephone.

Proposals 2 and 5 are deemed to be “routine” matters. Therefore, if you are a beneficial owner of shares registered in the name of your broker or other nominee and you fail to provide instructions to your broker or nominee as to how to vote your shares on these proposals, your broker or nominee will have the discretion to vote your shares on such proposals. Accordingly, if you fail to provide voting instructions to your broker or nominee, your broker or nominee can vote your shares on the proposals in a manner that is contrary to what you intend. For example, if you are against the approval of Proposals 2 and 5 but you do not provide any voting instructions to your broker, your broker can nonetheless vote your shares “FOR” Proposals 2 and 5.  Proposals 1, 3, 4 and 6 below are deemed to be “non-routine” matters, and as a result, your broker or nominee may not vote your shares on Proposals 1, 3, 4 and 6 in the absence of your instruction. See the discussion above for the impact in the event that you fail to instruct your broker to vote. If you are a beneficial owner of shares registered in the name of your broker or other nominee, we strongly encourage you to provide voting instructions to the broker or nominee that holds your shares to ensure that your shares are voted in the manner in which you want them to be voted.

INFORMATION ABOUT THE 2024 ANNUAL MEETING (CONTINUED)
INFORMATION ABOUT THE 2024 ANNUAL MEETING (CONTINUED)
If you hold shares in street name and want to vote over the internet during the Annual Meeting, you will need to ask your bank, broker or custodian to provide you with a valid legal proxy. You will need the proxy in hand when attending the Annual Meeting in order to vote. Please note that if you request a legal proxy from your bank, broker or custodian, any previously executed proxy will be revoked and your vote will not be counted unless you vote over the Internet during the Annual Meeting or appoint another valid legal proxy to vote on your behalf.

Can I change my vote?

Yes. If you are a record holder, you may:

•	Enter new instructions by telephone or Internet voting before 11:59 p.m. Eastern Time on Wednesday, June 12, 2024;

•	Send a new proxy card with a later date than the card submitted earlier. We must receive your new proxy card before 8:30 a.m. Eastern Time on Thursday, June 13, 2024;

•
Write to the Corporate Secretary at the address listed on page 67. Your letter should contain the name in which your shares are registered, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Your letter must be received by the Corporate Secretary before 8:30 a.m. Eastern Time on Thursday, June 13, 2024; or

•
Vote over the internet during the Annual Meeting (or have a personal representative with a valid proxy vote).  Note that simply attending the Annual Meeting without voting will not, by itself, revoke your proxy.

If you hold your shares in street name, you may:

•	Submit new voting instructions in the manner provided by your bank, broker or other custodian; or

•	Contact your bank, broker or other custodian to request a proxy to vote over the internet during the Annual Meeting.

Who will count the votes?  Is my vote confidential?

Trevena’s Executive Vice President, Chief Operating Officer & Chief Financial Officer, Barry Shin, has been appointed Inspector of Election for the Annual Meeting. The Inspector of Election will determine the number of shares outstanding, the shares represented at the Annual Meeting, the existence of a quorum, and the validity of proxies and ballots, and will count all votes and ballots.

All votes are confidential. Your voting records will not be disclosed to us, except as required by law, in contested Board elections or certain other limited circumstances.

Can I ask questions at the Annual Meeting?

If you would like to submit a question, you may do so by joining the virtual Annual Meeting at http://www.virtualshareholdermeeting.com/TRVN2024 and typing your question in the box in the Annual Meeting portal.

What if I need technical assistance accessing or participating in the virtual Annual Meeting?

If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting log in page. Technical support will be available starting at 8:00 a.m. Eastern Time on Thursday, June 13, 2024.

INFORMATION ABOUT THE 2024 ANNUAL MEETING (CONTINUED)

Who pays for the proxy solicitation and how will Trevena solicit votes?

We pay the cost of preparing our proxy materials and soliciting your vote. Proxies may be solicited on our behalf by our directors, officers, employees and agents, including, but not limited to, our proxy solicitor Alliance Advisors, LLC (“Alliance Advisors”), by telephone, electronic or facsimile transmission or in person. We have retained Alliance Advisors to assist in the solicitation of proxies on behalf of the Board for an estimated fee of $10,000 plus call center costs and reimbursement of reasonable expenses. We may choose to enlist the help of banks and brokerage houses in soliciting proxies from their customers and, in all cases, will reimburse them for their related out-of-pocket expenses. IF YOU NEED ASSISTANCE WITH THE VOTING OF YOUR SHARES, YOU MAY CONTACT ALLIANCE ADVISORS TOLL-FREE AT (833) 501-4709.

Where can I find the voting results of the Annual Meeting?

We will publish the voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC. The Form 8-K will be available online at www.sec.gov within four business days following the end of our Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

IMPORTANT INFORMATION IF YOU PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING

You must be able to show that you owned Trevena common stock on the record date, April 19, 2024, in order to gain admission to the Annual Meeting.  When you log in to http://www.virtualshareholdermeeting.com/TRVN2024, you will be required to enter the 16-digit control number contained on your proxy card that evidences that you are a stockholder of record.   Registration for the Annual Meeting will begin at 8:15 a.m. Eastern Time on June 13, 2024.

CORPORATE GOVERNANCE

GOVERNANCE POLICIES AND PRACTICES

Trevena is committed to ensuring strong corporate governance practices on behalf of our stockholders.  Trevena’s Corporate Governance Guidelines, together with the charters of the Audit, Compensation and Nominating and Corporate Governance Committees, establishes a framework of policies and practices for our effective governance.  Our Corporate Governance Guidelines, which are available at www.trevena.com/investors/corporate-governance , address Board composition, leadership, performance and compensation, director qualifications, director independence, committee structure and roles, and succession planning, among other things.  The Board, the Nominating and Corporate Governance Committee and the other committees regularly review their governance policies and practices and developments in corporate governance and update these documents as they deem appropriate for Trevena.

The following describes some of our most significant governance practices by area.

BOARD STRUCTURE AND PROCESS	OVERSIGHT OF EXECUTIVE COMPENSATION

   ✔  7 Directors on Board
   ✔  6 Independent Directors (86%)
   ✔  Classified Board Divided into Three Classes
   ✔  Diverse Board as to Composition, Skills and Experience
   ✔  Lead Independent Director of the Board
   ✔  Independent Audit, Compensation, and Nominating and
        Corporate Governance Committees
   ✔  Annual Self-Evaluations of the Board and its Committees

  ✔  Pay-for-Performance Executive Compensation Philosophy
  ✔   Independent Compensation Consultant to the Compensation
        Committee
  ✔   “Double-trigger” Vesting of Equity on Change of Control
  ✔   No Tax Gross-up on Change of Control

ALIGNMENT WITH STOCKHOLDER INTERESTS

✔ High Percentage of Variable (“at risk”) Named Executive Officer Pay ✔ Significant Portion of Director Compensation Delivered in Trevena Common Stock ✔ Restrictions on Hedging of Trevena Common Stock

For more information about our executive compensation governance policies and practices, see Executive Compensation beginning on page 48.

CORPORATE GOVERNANCE (CONTINUED)

  ROLE OF THE BOARD AND LEADERSHIP STRUCTURE

The Board’s primary role is the oversight of the management of Trevena’s business affairs and assets in accordance with the Board’s fiduciary duties to stockholders under Delaware law. To fulfill its responsibilities to our stockholders, Trevena’s Board, both directly and through its committees, regularly engages with management, promotes management accountability and reviews the most critical issues that face Trevena. Among other things, the Board reviews the Company’s strategy and mission, its execution on financial and strategic plans, and succession planning. The Board also oversees risk management and determines the compensation of the Chief Executive Officer (CEO), in consultation with the Compensation Committee.  All directors play an active role in overseeing the Company’s business strategy at the Board and committee levels.  The Board is committed to meeting the dynamic needs of the Company and focusing on the interests of its stockholders and, as a result, regularly evaluates and adapts its composition, role, and relationship with management.

Independent Board Members

Trevena believes in the importance of a board comprised largely of independent, non-employee directors. Currently, the Board has determined that all Trevena directors, other than the Company’s CEO, Carrie L. Bourdow, are independent under Nasdaq listing standards and SEC rules. Similarly, at the committee level, all committee members are independent.

Chair of the Board and Lead Independent Director

On November 9, 2023, Leon O. Moulder, Jr. retired as Chairman of the Board. Following Mr. Moulder’s retirement, the Board appointed Carrie L. Bourdow as the Chair of the Board, effective November 9, 2023. Also effective on November 9, 2023, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, established the role of Lead Independent Director of the Board and appointed Scott Braunstein, M.D to that role.

The Board does not have a set policy on whether or not the CEO and the Chair of the Board should be separate. The Board reviews the Company’s board leadership structure annually. As part of this process, the Board considered the structures used by peer companies, alternative structures and the effectiveness of the Company’s current structure. The Board believes that the change to having Ms. Bourdow serve as Chair is important because it reflects the Board’s belief that the CEO can use her experience and performance at the Company to function as the Company’s overall leader, while the Lead Independent Director provides independent leadership to the directors and serves as an intermediary between the independent directors and the Chair. The resulting structure sends a message to our employees, customers and stockholders that we believe in having strong, unifying leadership at the highest levels of management. At the same time, having a Lead Independent Director with a well-defined role provides an appropriate level of independent oversight and an effective channel for communications when needed.

The following tables describe the key responsibilities that the Board has delegated to the Chair of the Board and the Lead Independent Director:

CHAIR RESPONSIBILITIES

  •    Serves as principal representative of the Board
  •    Develops schedule and agenda of Board meetings, in consultation with other directors
  •    Presides over Board and stockholder meetings
  •    Facilitates discussion among independent directors on key issues
  •    Acts as a liaison between the Board and management
• Leads the Board in CEO succession planning • Engages in the director recruitment process • Represents the Company in interactions with external stakeholders, at the request of the Board

CORPORATE GOVERNANCE (CONTINUED)

LEAD INDEPENDENT DIRECTOR RESPONSIBILITIES

• Presides over Board and stockholder meetings in the absence of, or upon the request of, the Chair • Presides over all executive sessions of the Company’s independent directors
  •    Facilitates a strong, two-way flow of information and communication between the independent directors and the Chair of the Board
  •    If requested by major stockholders, is available for consultation and direct communication

Risk Oversight

Risk is inherent with every business, and we face a number of risks, including, but not limited to, strategic, financial, business and operational, legal and compliance and cybersecurity risks.  One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function.  The Company’s Chief Compliance Officer reports on a periodic basis to the Chair of the Audit Committee regarding matters of material legal and regulatory compliance, as well as the systems the Company has installed to monitor and mitigate these risks.  Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.

OTHER BOARD PRACTICES

Trevena employs a number of other practices directed to ensure the highest level of corporate governance oversight on behalf of its stockholders.  The following table describes some of these practices in more detail.

PRACTICES DIRECTED TO INDIVIDUAL TREVENA DIRECTORS
Limits on Public Company Directorships
The Board does not believe that its directors should be prohibited from serving on boards of other organizations.  However, the Nominating and Corporate Governance Committee takes into account the nature of and time involved in a director’s service on other boards in evaluating the suitability of individual directors and making its recommendations to the Board.  The Company expects that each of its directors will be able to dedicate the time and resources sufficient to ensure the diligent performance of his or her duties on the Company’s behalf, including attending board and applicable committee meetings.

CORPORATE GOVERNANCE (CONTINUED)

Change in Director’s Principal Position
If a director changes his or her principal occupation or principal background association held when such director was originally invited to join the Board, that director is required to tender his or her resignation to the Nominating and Corporate Governance Committee. The Committee will then recommend to the Board whether to accept or decline the resignation.

Continuing Education for Directors
The Board is regularly updated on Trevena’s businesses, strategies, operations and employee matters, as well as external trends and issues that affect the Company. The Nominating and Corporate Governance Committee oversees the continuing education process and it encourages directors to attend continuing education courses relevant to their service on Trevena’s Board. Trevena reimburses directors for expenses they incur in connection with continuing education courses.

Attendance at Annual Meeting of Stockholders	The Board encourages and expects directors and nominees for director to attend the Annual Meeting. In 2023, 75% of the directors attended the annual meeting of stockholders.

PRACTICES DIRECTED TO TREVENA BOARD PROCESSES
Board Executive Sessions
As part of all regularly scheduled Board meetings, the Lead Independent Director presides over all executive sessions of the Board’s independent directors. At each regularly scheduled meeting held in 2023, the independent members of the Board met in executive session. Each Board committee also met in executive session on a regular basis in connection with their respective meetings.

Director Access to Management	Independent directors have unfettered access to members of senior management and other key employees.

Independent Advisors	The Board and its committees are able to access and retain independent advisors as and to the extent they deem necessary or appropriate.

Management Succession Planning
At the direction of the Chair, the Board oversees management succession planning. As appropriate, the Board will develop and approve succession plans for the Company’s CEO and review and approve succession plans for the Company’s senior management together with the input of the Nominating and Corporate Governance Committee and the CEO.

Annual Board Evaluation
Each year, the Nominating and Corporate Governance Committee oversees the self-evaluation of the Board and its committees. Each Board committee also is responsible for conducting a self-assessment to identify potential areas of improvement.  On an ongoing basis, directors offer suggestions and recommendations intended to further improve Board performance.

PRACTICES DIRECTED TO TREVENA STOCKHOLDERS
Alignment of Director Compensation
Trevena delivers a significant portion of its non-employee director compensation in the form of options to purchase Trevena common stock. For more information on non-employee director compensation, see page 23.

No Stockholder Rights Plan (“Poison Pill”)	Trevena does not have a stockholder rights plan.

CORPORATE GOVERNANCE (CONTINUED)

BOARD MEETINGS AND COMMITTEES

In 2023, there were 9 meetings of the Board, 4 meetings of the Nominating and Corporate Governance Committee, 6 meetings of the Compensation Committee, and 4 meetings of the Audit Committee. Overall director attendance at Board and committee meetings in 2023 was approximately 94%. In addition to formal Board meetings, the Board engages with management throughout the year on critical matters and topics.

The Board has the following three standing committees: Nominating and Corporate Governance, Compensation, and Audit. In its discretion and subject to Delaware law, the Board and each committee may delegate all or a portion of its authority to subcommittees of one or more of its members. Additional information can be found in the committee charters adopted by the Board and available on Trevena’s website at www.trevena.com/investors/corporate-governance. Each committee member meets the independence standards required for the committee on which he or she serves.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	COMPENSATION COMMITTEE

Chair: Jake R. Nunn	Chair: Anne M. Phillips, M.D.
Other Committee Members: Anne M. Phillips, M.D.,	Other Committee Members: Mark Corrigan, M.D.,
Marvin Johnson	Barbara Yanni., Scott Braunstein, M.D.

Meetings Held in 2023: 4	Meetings Held in 2023: 6

Primary Responsibilities:	Primary Responsibilities:
•      Assisting the Board by identifying qualified candidates for director, assessing director independence and recommending to the Board the director nominees.
•      Making recommendations to the Board regarding the composition, organization and governance of the Board, including recommendations regarding the membership and chairperson of each Board committee.
•      Reviewing, advising and reporting to the Board on the Board’s membership, structure, organization, governance practices and performance.
•      Developing, recommending and maintaining a set of Corporate Governance Guidelines applicable to the Company.
•      Overseeing the review and evaluation of the Board and its committees.

•      Approving the Company’s long-term strategy of compensation for employees and directors.
•      Reviewing the corporate goals and objectives applicable to the compensation of the CEO, evaluating the CEO’s performance in light of these goals and objectives and, based on this review and evaluation, recommending the compensation of the CEO to the independent members of the Board for approval.
•      Reviewing and approving the compensation of the Company’s executive officers and key senior management, other than the CEO.
•      Supervising the administration of the Company’s equity incentive plans and approving equity compensation awards pursuant to these plans.
•      Overseeing the management of risks related to the Company’s executive and overall compensation, benefits plans, practices and policies.
•      Maintaining direct responsibility for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other external adviser retained by the Committee

CORPORATE GOVERNANCE (CONTINUED)

AUDIT COMMITTEE

Chair: Barbara Yanni

Other Committee Members: Scott Braunstein, M.D., Mark Corrigan, M.D., Jake R. Nunn

Meetings Held in 2023: 4

Primary Responsibilities:
•     Evaluating the performance, objectivity, independence and qualifications of, and retaining or terminating the engagement of, Trevena’s        independent registered public accounting firm.
•     Representing and assisting the Board in fulfilling its oversight responsibilities regarding the adequacy and effectiveness of internal controls, including financial and disclosure controls and procedures, and the quality and integrity of the Company’s financial statements.
•     Reviewing with management and the independent registered public accounting firm annual and quarterly financial statements, earnings releases, earnings guidance and significant accounting policies.
•     Overseeing compliance with material legal and regulatory requirements.
•     Overseeing the Company’s enterprise risk management program and advising the Board on financial and enterprise risks.
•     Maintaining procedures for and reviewing the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submissions by employees and others of any concerns about questionable accounting and auditing matters.

Financial Expertise and Financial Literacy:
The Board has determined that Dr. Braunstein is an “audit committee financial expert” as defined in the SEC rules, and all members of the Audit Committee are financially literate within the meaning of the Nasdaq listing standards.

CORPORATE GOVERNANCE (CONTINUED)

DIRECTOR INDEPENDENCE

The current Board includes six non-employee directors. To be independent under Nasdaq listing standards, the Board must affirmatively determine that a director has no material relationships with the Company directly, or as an officer, stockholder or partner of an organization that has a relationship with the Company (a “Material Relationship”). In making its assessment, the Board considers all relevant facts and circumstances, including whether transactions with such organizations are in the ordinary course of Trevena’s business and/or the amount of such transactions (in aggregate or as a percentage of the organization’s revenues or assets).  The Board also considers that the Company may sell products and services to, and/or purchase products and services from, organizations affiliated with our directors and may hold investments (generally, debt securities) in organizations affiliated with our directors. On an annual basis, the Board, through its Nominating and Corporate Governance Committee, reviews relevant relationships between directors, their immediate family members and the Company, consistent with Trevena’s independence standards.  Trevena’s standards, which are detailed in Trevena’s Corporate Governance Guidelines available at www.trevena.com/investors/corporate-governance, conform to the independence requirements set forth in the Nasdaq’s listing standards.

The Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards.

Based on its review of director relationships, the Board has affirmatively determined that there are no Material Relationships between the non-employee directors and the Company and each of the non-employee directors is independent as defined in both the Nasdaq listing standards (including those applicable to certain board committees) and Trevena’s director independence standards.

CORPORATE COMPLIANCE PROGRAM

Our business is subject to extensive regulations. Management has designed and implemented a comprehensive corporate compliance program as part of our commitment to comply fully with applicable criminal, civil and administrative laws, rules and regulations and to maintain the high standards of conduct we expect from all of our employees. We continuously review this compliance program and work to enhance it as and when appropriate. The primary purposes of the compliance program include, among other things:

•	Assessing and identifying risks affecting our Company and its products;
•
Training and educating employees and certain outside professionals who provide services to the Company to promote awareness of legal and regulatory requirements, a culture of compliance, and the necessity of complying with all applicable laws, rules, regulations and requirements;

•	Developing and implementing compliance policies and procedures and creating controls to support compliance with applicable laws, rules, regulations and requirements and our policies and procedures;
•	Auditing and monitoring the activities of our operations and business support functions to identify and mitigate risks and potential instances of noncompliance in a timely manner; and
•	Ensuring that we promptly take steps to resolve any instances of noncompliance and address areas of weakness or potential noncompliance.

We have a Code of Conduct and Business Ethics that guides and binds each of our employees, officers and directors.  We use an anonymous compliance hotline for employees and outside parties to report potential instances of noncompliance and file whistleblower complaints. Our Chief Compliance Officer administers the compliance program and chairs the Company’s Compliance Committee. The Chief Compliance Officer reports directly to our Chief Executive Officer and meets regularly with the Chair of the Audit Committee.

CORPORATE GOVERNANCE (CONTINUED)

CODE OF CONDUCT AND BUSINESS ETHICS

Trevena is committed to integrity, legal compliance and ethical conduct. All directors and employees, including our executive officers, must comply with the Company’s Code of Conduct and Business Ethics. The Code of Conduct and Business Ethics and Trevena’s related policies and procedures address major areas of professional conduct, including, among others, conflicts of interest, protection of private, sensitive or confidential information, employment practices, insider trading and adherence to laws and regulations affecting the conduct of Trevena’s business. The Code of Conduct and Business Ethics is available on our website at www.trevena.com/investors/corporate-governance.

The Code of Conduct and Business Ethics requires all directors and employees to avoid any conflict or potential conflict between their personal interests (including those of their significant others and immediate family) and the best interests of the Company. Any conflict or potential conflict must be brought to the attention of the Chief Compliance Officer for review and disposition. In addition, directors and officers cannot participate in a personal transaction with Trevena without first notifying and obtaining the approval of the Audit Committee in accordance with the Company related person transaction policy described below.

CERTAIN TRANSACTIONS

Transactions with Related Persons

Trevena has adopted a written policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct and Business Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs and benefits to us;
•	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•	the availability of other sources for comparable services or products; and
•	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

CORPORATE GOVERNANCE (CONTINUED)

Based upon this review, there are no related person transactions requiring disclosure under SEC rules.

Compensation Committee Interlocks and Insider Participation

None of our directors who currently serve as members of our Compensation Committee is, or has at any time during the past year been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the Board or Compensation Committee of any other entity that has one or more executive officers serving on our Board or Compensation Committee.

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PROPOSAL 1. ELECTION OF DIRECTORS

The Board is elected by Trevena’s stockholders and is divided into three classes, each with a three-year term.  There are currently seven members of the Board. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

At the Annual Meeting, the Board is nominating for election by stockholders three Class II directors, each of whom currently is a director of the Company. If elected at the Annual Meeting, each of these nominees would serve until the 2027 Annual Meeting of Stockholders and until her or his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation, or removal.

The role of the Board, its leadership structure and governance practices are described above in the Corporate Governance section. This section describes the process for director elections and director nominations, identifies the director responsibilities and qualifications considered by the Board and the Nominating and Corporate Governance Committee in selecting and nominating directors, and presents the biographies, skills and qualifications of the director nominees and those directors continuing in office.

PROCESS FOR SELECTING AND NOMINATING DIRECTORS

The Nominating and Corporate Governance Committee may retain a third‑party search firm to assist in identifying and evaluating candidates for Board membership. The Nominating and Corporate Governance Committee also considers suggestions for Board nominees submitted by stockholders, which are evaluated using the same criteria as new director candidates and current director nominees.  Instructions for how to submit stockholder nominations to the Board can be found on page 57.

Once a potential candidate has been identified, the Nominating and Corporate Governance Committee reviews the background of new director candidates and presents them to the Board for consideration before selection.  When considering director candidates and the current composition of the Board, the Nominating and Corporate Governance Committee and the Board consider how each candidate’s background, experiences, skills, prior board and committee service and/or commitments will contribute to the diversity of the Board.  Candidates interview with the Chair of the Nominating and Corporate Governance Committee and the Chair and Lead Independent Director of the Board, as well as other members of the Board, as appropriate.  The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having strong personal and professional ethics, integrity and values. The Nominating and Corporate Governance Committee also intends to consider additional criteria as follows: relevant expertise upon which to be able to offer advice and guidance to management; sufficient time to devote to the affairs of the Company; demonstrated excellence in his or her field; the ability to exercise sound business judgment; diversity; the commitment to rigorously represent the long-term interests of our stockholders; and independence. In addition, the Board and the Nominating and Corporate Governance Committee will consider the talents, ages, skills, diversity, experience, expertise and such other factors as appropriate given the current needs of the Board and the Company to maintain an appropriate and effective balance of knowledge, experience and capability on the Board as a whole.

The Nominating and Corporate Governance Committee assesses the Board’s composition as part of the annual evaluation of the Board.  When considering whether to nominate current directors for re-election, the Nominating and Corporate Governance Committee and the Board review the results of the annual evaluation and the qualifications, characteristics, skills and experience that it believes are important for representation on the Board.  The Nominating and Corporate Governance Committee and the Board take into consideration these criteria for Trevena directors as part of the director recruitment, selection, evaluation, and nomination process.  While the Board does not have a formal policy with regard to diversity, the Nominating and Corporate Governance Committee and the Board strive to ensure that the Board is composed of individuals who together possess a breadth and depth of experience relevant to the Board’s oversight of Trevena’s business and strategy.  In accordance with Nasdaq Rule 5606, the table below reflects our Board diversity as of April 29, 2024.

PROPOSAL 1: ELECTION OF DIRECTORS (CONTINUED)

BOARD DIVERSITY MATRIX (as of April 29, 2024)
Total Number of Directors: 7

Gender Identity	Female	Male	Non-Binary	Did Not Disclose
Directors	3	4	-	-
Demographic Background
Hispanic or Latinx	-	-	-	-
Native American or Alaskan Native	-	-	-	-
Asian	-	-	-	-
Black or African American	-	1	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	3	3	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+ Community	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-
Other Disclosures
Christian	-	1	-	-

BOARD OF DIRECTORS’ NOMINEES

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board is nominating the three Class II directors listed below for re-election for terms expiring at the 2027 Annual Meeting of Stockholders.  All nominees have consented to serve, and the Board does not know of any reason why any nominee would be unable to serve. If a nominee becomes unavailable or unable to serve before the Annual Meeting, the Board may reduce its size or designate another nominee. If the Board designates a nominee, your proxy will be voted for the substitute nominee.

Below are biographies, skills and qualifications for each of the nominees and for each of the directors continuing in office. Each of the director nominees currently serves on the Board. The Board believes that the combination of the various experiences, skills and qualifications represented contributes to an effective and well-functioning Board and that the nominees and directors continuing in office possess the qualifications, based on the criteria described above, to provide meaningful oversight of Trevena’s business and strategy.

Approval of this Proposal 1 requires “FOR” votes from the holders of a plurality of shares present or represented by proxy and entitled to vote at the Annual Meeting. If you “ABSTAIN” from voting, it will have no effect on the outcome of the vote on Proposal 1.

The Board unanimously recommends that stockholders vote FOR each of the Class II nominees listed below as set forth in this Proposal 1.

PROPOSAL 1: ELECTION OF DIRECTORS (CONTINUED)

CLASS II DIRECTORS WHO, IF ELECTED AS PART OF THIS PROXY, WILL CONTINUE IN OFFICE UNTIL THE 2027 ANNUAL MEETING

Independent Director Since: 2013 Age: 53 Board Committee(s): • Nominating and Corporate Governance (Chair) • Audit

Jake R. Nunn
Mr. Nunn is currently a venture partner at SR One Capital Management, a biotech venture capital firm. Previously, he was a venture advisor at New Enterprise Associates, Inc., a venture capital firm, where he was a partner from June 2006 until January 2019. From January 2001 to June 2006, Mr. Nunn served as a Partner and an analyst for the MPM BioEquities Fund, a life sciences fund at MPM Capital, L.P., a private equity firm. Previously, Mr. Nunn was a healthcare research analyst and portfolio manager at Franklin Templeton Investments and an investment banker with Alex. Brown & Sons. Mr. Nunn currently serves on the board of directors of Addex Therapeutics Ltd. (ADXN), and Regulus Therapeutics Inc. (RGLS), each a public biopharmaceutical company. Mr. Nunn previously was a Director of Dermira, Inc. (acquired by Eli Lilly and Company), Hyperion Therapeutics, Inc. (acquired by Horizon Pharma PLC) and TriVascular Technologies, Inc. (acquired by Endologix, Inc.). Mr. Nunn received his A.B. in economics from Dartmouth College and his M.B.A. from the Stanford Graduate School of Business. Mr. Nunn holds the Chartered Financial Analyst designation, is a member of the C.F.A. Society of San Francisco, and recently completed the Stanford Graduate School of Business Directors’ Consortium executive education program.

Skills and Qualifications

Our Board believes that Mr. Nunn’s experience investing in life sciences, specialty pharmaceuticals, biotechnology and medical device companies, as well as his business and financial background, qualify him to serve on our Board.

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PROPOSAL 1: ELECTION OF DIRECTORS (CONTINUED)

Independent Director Since: 2021 Age: 61 Board Committee(s): • Nominating and Corporate Governance

Marvin H. Johnson, Jr.
Mr. Johnson’s professional experience included over 34 years at Merck & Co., predominantly in the area of commercial operations, that spanned a diverse and increasing set of responsibilities. Mr. Johnson held Senior Sales and Marketing leadership positions across multiple therapeutic categories including Diabetes, Acute Care, Neurology, Respiratory, Cardiovascular, Pain Management and Sleep Disorders. His experiences have included leading large scale regional, national and global sales and marketing organizations worth over $3 billion in revenue, and he has extensive experience launching products in the U.S and abroad. Mr. Johnson was most recently Chief Learning Officer at Merck from 2016 until his retirement in October 2018.

Mr. Johnson currently serves on the board of directors of Marinus Pharmaceuticals, Inc. (MRNS). Mr. Johnson is also the Chair on the Board of Trustees for Tabor Children’s Services, Inc. a nonprofit child welfare agency where he has served as a board member since 2014. From December 2018 to March 2024, Mr. Johnson served on the strategic advisory board for GP Strategies Corporation, a global workforce transformation learning solutions provider. Mr. Johnson received his Bachelor of Science degree in Marketing from the Pennsylvania State University and in August 2023 joined the Penn State University, Abington Alumni Advisory Board.

Skills and Qualifications

Our Board believes that Mr. Johnson’s experience across multiple therapeutic categories including Acute Care, Neurology, Respiratory, Cardiovascular, and Pain Management enable him to make valuable contributions to the Board.

Independent Director Since: 2023 Age: 66 Board Committee(s): • Compensation • Audit
Mark Corrigan, M.D.
Dr. Corrigan currently serves as a member of the board of directors of Wave Life Sciences and as President of Silver Creek Pharmaceuticals, a privately held clinical stage company . He also Chairs the Board of Elios Therapeutics, a private company. In addition, Dr. Corrigan is a visiting professor in the psychiatry department at Harvard’s Brigham and Women’s Hospital in Boston, MA. Dr. Corrigan previously served as acting CEO at Tremeau Pharmaceuticals from 2016 until December 2023. From 2019 to 2021 Dr. Corrigan served as CEO of Correvio Pharma and prior to that role Dr. Corrigan served as Director, President and Chief Executive Officer of Zalicus, Inc. from 2010 to 2014. Formerly, Dr. Corrigan was Executive Vice President of Research and Development at the specialty pharmaceutical company Sepracor Inc. He also spent 10 years with Pharmacia & Upjohn where he served as Group Vice President of Global Clinical Research and Experimental Medicine. He has served on the board of directors of Cubist Pharmaceuticals, where he chaired the Scientific Committee, Avanir Pharmaceuticals, Inc., Novelion and CoLucid. Before entering the pharmaceutical industry, Dr. Corrigan was in academic research at the University of North Carolina at Chapel Hill School of Medicine. Dr. Corrigan holds a Bachelor of Science from the University of Virginia, as well as an MD from the University of Virginia School of Medicine.

PROPOSAL 1: ELECTION OF DIRECTORS (CONTINUED)

Skills and Qualifications

Our Board believes that Dr. Corrigan’s extensive experience as a board member of public biotech companies enable him to make valuable contributions to the Board. He has also served on Audit and Compensation Committees of other Boards, as well as Chairman. Dr. Corrigan also brings scientific rigor to the Board given his experience as a physician scientist and former head of Research and Development.

CLASS III DIRECTORS WHO WILL CONTINUE IN OFFICE UNTIL THE 2025 ANNUAL MEETING

Independent Director Since: 2018 Age: 60 Board Committee(s): • Compensation
Scott Braunstein, M.D.
Dr. Braunstein joined the Board in September 2018 and was appointed Lead Independent Director in November 2023. Dr. Braunstein is currently Chief Executive Officer and Chairman of the board of directors at Marinus Pharmaceuticals, Inc. (MRNS). Dr. Braunstein is also an Operating Partner at Aisling Capital Management LP, a life sciences private equity firm, where he has served since 2015. From 2015 to 2018, Dr. Braunstein also served as Chief Operating Officer, SVP of Corporate Strategy, and Chief Strategy Officer at Pacira Pharmaceuticals, Inc. (now known as Pacira BioSciences, Inc.) (PCRX), a specialty pharmaceutical company. Dr. Braunstein was previously a healthcare analyst and managing director on the U.S. Equity team of J.P. Morgan Asset Management and served as the portfolio manager for the J.P. Morgan Global Healthcare fund. Dr. Braunstein was responsible for managing investments in pharmaceuticals, biotechnology, and medical devices. Dr. Braunstein is currently a member of the board of directors for Marinus and Caribou Biosciences (CRBU), each a public biotechnology company. Dr. Braunstein is also a member of the board of directors of SiteOne Therapeutics, a private company. Dr. Braunstein previously served as a member of the board of directors of Esperion Therapeutics, Inc. (ESPR), Ziopharm Oncology, Inc. (now known as Alaunos Therapeutics) and Constellation Pharmaceuticals (acquired by MorphoSys). Dr. Braunstein began his career as a practicing physician at the Summit Medical Group and as Assistant Clinical Professor at Albert Einstein College of Medicine and Columbia University Medical Center. Dr. Braunstein received his M.D. from the Albert Einstein College of Medicine and his B.S. from Cornell University.

Skills and Qualifications

Our Board believes that Dr. Braunstein’s strategic insight, extensive experience as both a pharmaceutical company executive and an investor in healthcare companies, and knowledge as a physician position him to make valuable contributions to the Board.

PROPOSAL 1: ELECTION OF DIRECTORS (CONTINUED)

CLASS I DIRECTORS WHO WILL CONTINUE IN OFFICE UNTIL THE 2026 ANNUAL MEETING

Management Director Since: 2018 Age: 61 Board Committee(s): • None
Carrie L. Bourdow
Ms. Bourdow was appointed President, Chief Executive Officer, and member of the Trevena Board of Directors in October 2018, and as Chair of the Board in November 2023. She has served in various senior positions at Trevena since May 2015. She joined the Company as Chief Commercial Officer and was appointed Executive Vice President and Chief Operating Officer in January 2018. Prior to joining Trevena, Ms. Bourdow was Vice President of Marketing at Cubist Pharmaceuticals, Inc., from 2013 until its acquisition by Merck & Co. (MRK), Inc. in January 2015. At Cubist, Ms. Bourdow led launch strategy, marketing, reimbursement, and operations for five acute care hospital pharmaceuticals totaling over $1 billion in annual revenues. Prior to Cubist, Ms. Bourdow served for more than 20 years at Merck & Co., Inc., where she held positions of increasing responsibility across multiple therapeutic areas. Ms. Bourdow previously served as a member of the board of directors for Sesen Bio from February 2020 until March 2023 and as a member of the board of directors for Nabriva Therapeutics plc. (NBRV) from June 2017 until July 2023.

Skills and Qualifications

Our Board believes that Ms. Bourdow’s knowledge of our Company and her more than 30 years of experience in the pharmaceutical industry, including high-level commercial roles at Merck and Cubist, positions her to make valuable contributions to the Board.

Independent Director Since: 2014 Age: 70 Board Committee(s): • Nominating and Corporate Governance • Compensation (Chair)
Anne M. Phillips, M.D.
Dr. Phillips was Senior Vice President of Clinical, Medical and Regulatory Affairs at Novo Nordisk Inc. (NVO), a pharmaceutical company, from 2011 until her retirement in August 2022. Previously, she served as a Vice President in various positions at GlaxoSmithKline plc (GSK), which she joined in 1998, and prior to this, Dr. Phillips was Head of the Infectious Diseases Program and Deputy Physician-in-Chief at Wellesley Central Hospital/St. Michael’s Hospital in Toronto. She is a Fellow of The Royal College of Physicians and Surgeons of Canada, earned an M.D. from the University of Toronto, and received a B.Sc. from the University of Western Ontario. Dr. Phillips currently serves on the board of directors of Barinthus, a public company.

Skills and Qualifications

Our Board believes that Dr. Phillips’ extensive late-stage clinical development experience in well-established pharmaceutical companies, together with her significant experience and knowledge as a physician, positions her to make valuable contributions to the Board.

PROPOSAL 1: ELECTION OF DIRECTORS (CONTINUED)

Independent Director Since: 2014 Age: 69 Board Committee(s): • Audit (Chair) • Compensation
Barbara Yanni
Ms. Yanni was Vice President and Chief Licensing Officer at Merck & Co. (MRK), a pharmaceutical company, from November 2001 until her retirement in March 2014. Prior to this, Ms. Yanni served in various roles at Merck including in corporate development, financial evaluation, and tax. Ms. Yanni is currently an independent director on the boards of two public biotechnology companies, Vaccinex, Inc. (VCNX) and Pharming Group N.V. (Amsterdam: PHARM), and Mesentech, a private biotechnology company. She previously served on the board of directors of Akcea Therapeutics, Inc. (AKCA) and ABIONYX Pharma (Paris: ABNX), both public biotechnology companies, and Symic Holdings, LLC, a private biotechnology company. Ms. Yanni earned a J.D. from Stanford Law School and an A.B. from Wellesley College. She also holds a Masters of Law in Taxation from New York University Law School.

Skills and Qualifications

Our Board believes that Ms. Yanni’s extensive experience in biotechnology and pharmaceutical business evaluation and transaction execution, as well as her financial and general business knowledge positions her to make valuable contributions to the Board.

NON-EMPLOYEE DIRECTOR COMPENSATION

OVERVIEW

The Compensation Committee reviews and makes recommendations to the Board about the compensation paid to non-employee directors for service on the Board. A director who also is an employee of the Company does not receive payment for services as a director. The CEO is the only employee who currently serves as a director.

The Board believes that the current director compensation program:

•	aligns with stockholder interests because it includes a significant equity-based compensation component, the value of which is tied to Trevena’s stock price; and
•	is competitive based on the work required of directors serving on the board of an entity of the Company’s size, complexity and scope.

The Compensation Committee’s charter provides that it will periodically review director compensation and recommend any changes to the Board for its approval. The Compensation Committee may from time to time engage an independent compensation consultant to assist in its review of director compensation.

DIRECTOR COMPENSATION PROGRAM

In consultation with Trevena’s independent compensation consultant, the Board has adopted the non-employee director compensation program set forth below, which provides for compensation of non-employee directors in the form of cash and equity.

Annual Cash Compensation

The following chart summarizes the retainer compensation provided to non-employee directors for their ongoing service on the Trevena Board during 2023. Cash payments are made in equal, quarterly installments.

Retainer Type	Annual Amount
Board member	$45,000
Committee member • Audit • Compensation • Nominating and Corporate Governance	$10,000 $7,500 $5,000
Committee chair (in lieu of Committee Member fee) • Audit • Compensation • Nominating and Corporate Governance	$20,000 $15,000 $10,000

In addition to the Board annual retainer, a non-executive, independent Chair or Lead Independent Director of the Board, as applicable, receives an additional cash retainer of $35,000 or $25,000, respectively.

Equity Compensation

The equity compensation awards to non-employee directors are made under the Trevena, Inc. 2023 Equity Incentive Plan (the “2023 Plan”). All stock options granted to non-employee directors are nonstatutory stock options, with an exercise price per share equal to 100% of the fair market value (as defined in the 2023 Plan) of the underlying common stock on the date of grant, and a term of ten years from the date of grant (subject to earlier termination in connection with a termination of service as provided in the 2023 Plan).

NON-EMPLOYEE DIRECTOR COMPENSATION (CONTINUED)

•
Initial Grant.  On the date of a non-employee director’s initial election or appointment to the Board, such director will be automatically, and without further action by the Board or Compensation Committee of the Board, granted a stock option for two-and-a-half times (2.5x) the Annual Grant, subject to appropriate adjustment for any future stock split, stock dividend, reverse stock split, stock combination or other change in the capitalization of the Company. Commencing on the first date that is three months after the date of the initial grant, the shares subject to each stock option will vest in a series of 12 equal quarterly installments, such that the option is fully vested on the third anniversary of the date of grant, subject to the non-employee director’s continuous service through each such vesting date; .provided that the vesting date for the quarterly period in which our annual stockholders’ meeting occurs shall be the date immediately prior to such annual meeting.

•
Annual Grant.  On the date of the Company’s Annual Meeting of Stockholders, each non-employee director who continues to serve as a non-employee director member of the Board is immediately granted granted a stock option for 13,700 shares, subject to appropriate adjustment for any future stock split, stock dividend, reverse stock split, stock combination or other change in the capitalization of the Company. The shares subject to the stock option will vest over twelve (12) months from the date of the annual grant, subject to the non-employee director’s continuous service through such vesting date..

DIRECTOR COMPENSATION TABLE FOR 2023

The table below includes information about the compensation paid to non-employee directors in 2023.

	Fees Earned or Paid in Cash	Option Awards[1]	Total Compensation
Name	($)	($)	($)
Scott Braunstein, M.D.	58,995	11,114	70,109
Mark Corrigan, M.D.	26,787	29,085	55,872
Marvin H. Johnson, Jr.	50,000	11,114	61,114
Jake R. Nunn	65,000	11,114	76,114
Anne M. Phillips, M.D.	65,000	11,114	76,114
Barbara Yanni	65,462	11,114	76,576

[1]
At December 31, 2023, the aggregate number of stock option awards outstanding for each non-employee director was as follows: Dr. Braunstein, 26,607; Dr. Corrigan, 34,250; Mr. Johnson  22,455; Mr. Nunn, 27,315; Dr. Phillips, 27,670; and Ms. Yanni, 27,670.

Fees Paid in Cash

•	Represents cash compensation paid for the retainers described above for the period of January 1, 2023 to December 31, 2023.

•
As of December 31, 2023, Dr. Braunstein served as Lead Independent Director of the Board, Ms. Yanni served as Chair of the Audit Committee, Mr. Nunn served as Chair of the Nominating and Corporate Governance Committee, Dr. Phillips served as Chair of the Compensation Committee, and Ms. Bourdow, the Company’s President and CEO, served as Chair of the Board.

•	Option Awards.

This column reflects the aggregate grant date fair value of options awarded to directors pursuant to the non-employee director compensation program, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (ASC Topic 718), applying the same model and assumptions that we apply for financial statement reporting purposes as described in Note 7 to our financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2023 (disregarding any estimates for forfeitures).

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. The Audit Committee approved the appointment of Ernst & Young LLP as Trevena’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Ernst & Young LLP has served as Trevena’s independent registered public accounting firm since 2007. To assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the audit firm’s lead engagement partner, the Chair of the Audit Committee discusses with Ernst & Young LLP the selection of the new lead engagement partner.

The Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders. As a matter of good corporate governance, the Board is seeking stockholder ratification of the appointment even though ratification is not legally required. If stockholders do not ratify this appointment, the Audit Committee will reconsider Ernst & Young LLP’s appointment. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time of the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative from Ernst & Young LLP is expected to attend the Annual Meeting, may make a statement, and will be available to respond to appropriate questions.

Approval of this Proposal 2 requires “FOR” votes from the holders of a majority of shares present or represented by proxy and entitled to vote at the Annual Meeting. If you “ABSTAIN” from voting, it will count as a vote “AGAINST” Proposal 2.

The Board unanimously recommends that stockholders vote FOR the ratification of the appointment of Ernst & Young LLP as Trevena’s independent registered public accounting firm for the fiscal year ending December 31, 2024 as set forth in this Proposal 2.

Policy for the Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm, Ernst & Young LLP, pursuant to a written policy. Under the pre-approval policy, the Audit Committee pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of the services below by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)

Fees to Independent Registered Public Accounting Firm

Aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of financial statements for the fiscal years ended December 31, 2023 and December 31, 2022, and fees billed for other services rendered by Ernst & Young LLP during those periods were as follows:

	2023	2022
Audit Fees	$522,500	$515,000
Audit‑Related Fees	$90,000	$115,000
Tax Fees	$61,500	$42,580
All Other Fees	--	--
TOTAL	$674,000	$672,580

•
Audit fees include fees incurred for: (i) professional services rendered for the audit of our annual financial statements; (ii) the review of quarterly financial statements, (iii) filing of registration statements; and (iv) delivery of auditor comfort letters.

•
Audit‑related fees include assurance and related services that were reasonably related to the audit of annual financial statements and reviews of quarterly financial statements, but not reported under Audit Fees.

•	Tax fees include fees incurred in connection with tax advice and tax planning. These services included assistance with tax reporting requirements and audit compliance.

REPORT OF THE AUDIT COMMITTEE

Trevena maintains an independent Audit Committee that operates under a written charter adopted by the Board. The Audit Committee’s charter is available on our website at www.trevena.com/investors/corporate-governance. All of the members of the Audit Committee are independent (as defined in the listing standards of Nasdaq and SEC regulations).

Trevena’s management has primary responsibility for preparing Trevena’s financial statements and establishing and maintaining financial reporting systems and internal controls. Management also is responsible for reporting on the effectiveness of Trevena’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of Trevena’s financial statements and issuing a report on these financial statements. As provided in the Audit Committee’s charter, the Audit Committee’s responsibilities include oversight of these processes.

In this context, before Trevena filed its Annual Report on Form 10-K for the year ended December 31, 2023 (Form 10-K) with the SEC, the Audit Committee:

•
Reviewed and discussed with Trevena’s management the audited financial statements included in the Form 10-K and considered management’s view that the financial statements present fairly, in all material respects, the financial condition and results of operations of Trevena.

•
Reviewed and discussed with Trevena’s management and with the independent registered public accounting firm, Ernst & Young LLP, the effectiveness of Trevena’s internal controls over financial reporting.

•
Discussed with Ernst & Young LLP, matters related to the conduct of its audit that are required to be communicated by auditors to audit committees and matters related to the fair presentation of Trevena’s financial condition and results of operations, including critical accounting estimates and judgments.

•
Received the required communications from Ernst & Young LLP that disclose all relationships that may reasonably be thought to bear on its independence and to confirm its independence. Based on these communications, the Audit Committee discussed with Ernst & Young LLP its independence from Trevena.

•	Discussed with each of Trevena’s Chief Executive Officer and Chief Financial Officer their required certifications contained in Trevena’s Form 10-K.

Based on the foregoing, the Audit Committee recommended to the Board that such audited financial statements be included in Trevena’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

AUDIT COMMITTEE:

Barbara Yanni, Chair
Scott Braunstein, M.D.
Mark Corrigan, M.D.
Jake R. Nunn

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporate on language in any such filing.

PROPOSAL 3. APPROVAL ON A NON-BINDING ADVISORY BASIS OF COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY ON PAY”)

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers (“NEOs”) as disclosed in this proxy statement in accordance with SEC rules. We are seeking an advisory vote from our stockholders to approve the compensation paid to our NEOs, as disclosed in this proxy statement.

The Compensation Committee, with assistance from an external compensation consultant, has structured our executive compensation program to emphasize what it believes to be responsible compensation arrangements that attract, retain, and motivate high-caliber executive officers to achieve our business strategies and objectives. As described in the “Executive Compensation” section of this proxy statement, a guiding principle of our compensation philosophy is that compensation should be linked to performance and that the interests of our executives and stockholders should be aligned. Our compensation program is a mix of short- and long-term components, cash and equity elements and fixed and contingent payments in proportions we believe will provide the proper incentives, reward our NEOs and help us achieve our goals and increase stockholder value. For example:
•	Our NEOs receive a market-based compensation package.
•	A significant portion of our NEOs’ cash and equity compensation is based upon our financial performance along with our assessments of such NEO’s individual performance.

During the 2023 Annual Meeting, stockholders voted to hold the say on pay vote on an annual basis.  As such, you have the opportunity to vote “FOR” or “AGAINST” or to “ABSTAIN” from voting to approve, on an advisory basis, the compensation paid to our NEOs as disclosed below in the “Executive Compensation” section of this proxy statement. In deciding how to vote on this proposal, we encourage you to consider the Company’s executive compensation philosophy and objectives, and the design principles and the elements of the Company’s executive compensation program.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. The compensation of our NEOs subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our NEOs is designed to enable us to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of our NEOs as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is APPROVED.”

While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or the Company, we value the opinions of our stockholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding our executive compensation program.

PROPOSAL 3. APPROVAL ON A NON-BINDING ADVISORY BASIS OF COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY ON PAY”) (CONTINUED)

Approval of this Proposal 3 requires “FOR” votes from the holders of a majority of shares present or represented by proxy and entitled to vote at the Annual Meeting. If you “Abstain” from voting, it will count as a vote AGAINST Proposal 3.

The Board unanimously recommends that stockholders vote “FOR” the approval on a non-binding advisory basis of compensation of our named executive officers (“say on pay”) as set forth in this Proposal 3.

PROPOSAL 4. APPROVAL OF AN AMENDMENT TO THE TREVENA, INC. 2023 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 2023 PLAN.

On April 27, 2023, our Board adopted, and our stockholders subsequently approved, the Trevena, Inc. 2023 Equity Incentive Plan (the “2023 Plan”).  Pursuant to the 2023 Plan, 978,595 shares of common stock (plus up to 884,043 additional shares of common stock subject to awards granted under the Trevena, Inc. 2013 Equity Incentive Plan, as amended) initially were allotted for issuance under the 2023 Plan.  Only 451,903 shares remain to be issued under the 2023 Plan.  The 2023 Plan enables us to continue granting stock-based incentive awards, which the Board believes is a critical element of our compensation program and vital to our continued ability to attract and retain skilled and talented individuals in our competitive industry.  The Board is requesting that stockholders approve an increase in the shares authorized for issuance under the 2023 Plan so that we can continue to incentivize and retain employees.

Upon the recommendation of our Compensation Committee, on March 7, 2024, our Board approved, and recommends that our stockholders approve, an amendment to the 2023 Plan (the “2023 Plan Amendment”) to increase the number of shares of common stock available for issuance under the 2023 Plan by 2,350,000 shares.

Reasons for the Amendment

Our Board unanimously recommends that the Company’s stockholders approve the 2023 Plan Amendment for several reasons. We believe that an increase in the number of shares available for future grants is necessary as part of our ongoing commitment to align the financial interests of award recipients with those of the Company’s stockholders. We believe that providing an equity stake in the future success of our business encourages and motivates award recipients to strive to achieve our business goals and to increase stockholder value. If the issuance of additional shares for the 2023 Plan is not approved, we would lose an important compensation tool that enables us to compete for, incentivize and retain employees and directors. Without adequate share availability under the 2023 Plan, the Board will need to consider alternative compensation arrrangements in order to ensure that the Company remains competitive and is able to continue to recruit and retain quality talent.

Summary Description of the 2023 Plan Amendment

The 2023 Plan Amendment would increase the total aggregate number of shares authorized under the 2023 Plan by 2,350,000 shares of common stock, from 1,862,638 shares (which number includes (i) 978,595 shares originally authorized under the 2023 Plan and (ii) 884,043 shares remaining available for issuance under the Company’s prior equity incentive plan at the time the 2023 Plan originally became effective) to 4,212,638 shares.

 As of April 19, 2024, we had 401,903 shares available for issuance under the 2023 Plan, which would increase to 2,751,903 shares available for issuance as of such date with the approval of the 2023 Plan Amendment. The exact number of shares remaining under the 2023 Plan will vary because additional awards may be made to newly-hired or promoted employees prior to the annual meeting on June 13, 2024. If the 2023 Plan Amendment is approved, the aggregate number of shares underlying outstanding awards under the 2023 Plan, plus the number of shares available for issuance in connection with the grant of awards under the 2023 Plan Amendment, would increase to approximately 15% of the number of shares of common stock outstanding on a fully diluted basis (including all common stock outstanding at April 19, 2024, and, as applicable, all shares reserved for future awards under the 2023 Plan and the 2023 Plan Amendment).

PROPOSAL 4. APPROVAL OF AN AMENDMENT TO THE TREVENA, INC. 2023 EQUITY INCENTIVE PLAN (CONTINUED)

Summary Description of the 2023 Plan

The following summary of the 2023 Plan, as amended to reflect the 2023 Plan Amedment, does not contain all information about the 2023 Plan and does not purport to be a complete dscription. This summary is qualified in its entirety by reference to (i) the full text of the 2023 Plan, a copy of which is attached to this Proxy Statement as Appendix A and (ii) the 2023 Plan Amendment, a copy of which is attached to this Proxy Statement as Appendix B. To the extent the description below differs from the text of the 2023 Plan, the text of the 2023 Plan will control. If our stockholders do not approve the 2023 Plan Amendment, the 2023 Plan will remain unchanged.

Administration

The 2023 Plan vests broad powers in a committee to administer and interpret the Plan. Our Board will designate the Compensation Committee to administer the 2023 Plan. Except when limited by the terms of the 2023 Plan, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. Subject to the requirements of applicable law and our governing documents, the Compensation Committee may delegate its authority, including its authority to grant awards, under the 2023 Plan to one or more individuals or another committee. The Board may at any time exercise the rights and duties of the Compensation Committee under the 2023 Plan; accordingly, references herein to the Compensation Committee will also include the Board.

The Board may amend, alter or discontinue the 2023 Plan and the Compensation Committee may amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the 2023 Plan or modifying the classes of participants eligible to receive awards under the Plan will require ratification by our shareholders in accordance with applicable law.

Eligibility

Our employees, directors, consultants, and other service providers, or those of our affiliates, are eligible to participate in the 2023 Plan and may be selected by the Compensation Committee to receive an award. However, in accordance with applicable tax rules, only our employees (and the employees of our parent or subsidiary corporations) are eligible to be granted incentive stock options.

As of April 19, 2024, there were 15 employees and 6 independent directors who would be eligible to participate in the 2023 Plan.

Vesting

The Compensation Committee determines the vesting conditions for awards. A time-based condition requires that the participant be employed or otherwise in the service of the Company or our affiliates for a certain amount of time in order for the award to vest. A performance-based condition requires that certain performance criteria be achieved in order for the award to vest. Awards may also vest in connection with a participant’s termination of employment or in connection with a Change in Control (as described and defined below).

Shares of Stock Available for Issuance

 Subject to certain adjustments, the maximum number of shares of our common stock (referred to in this proposal as “common stock” or “shares”) that may be issued under the 2023 Plan is the sum of: (i) 978,595  shares (plus the 2,350,000 new shares of common stoclk to be added subject to stockholder approval of the 2023 Plan Amendment), plus (iii) up to 884,043 additional shares underlying awards outstanding under the 2013 Plan that expire, terminate are canceled or forfeited without issuance to the holder thereof of the full number of shares to which the award related (the “Share Pool”).

PROPOSAL 4. APPROVAL OF AN AMENDMENT TO THE TREVENA, INC. 2023 EQUITY INCENTIVE PLAN (CONTINUED)

 If any award granted under the 2023 Plan or the 2013 Plan expires, terminates, is canceled or is forfeited, the shares underlying the award will be available for new grants under the 2023 Plan. Any shares that are withheld for the payment of taxes or in satisfaction of the exercise price an award, will again become available for grant under the 2023 Plan.

 Any shares issued in respect of awards granted in substitution for equity-based awards of an entity acquired by the Company or a subsidiary, or with which the Company or a subsidiary combine, will not reduce the Share Pool.

 The maximum aggregate number of shares under the 2023 Plan that may be issued in respect of incentive stock options is equal to 1,862,638.

In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to shareholders of the Company, or other similar corporate event or transaction that affects our common stock, the Compensation Committee shall make appropriate adjustments in the number and kind of shares authorized by the 2023 Plan and covered under outstanding awards as it determines appropriate and equitable.

 The market value of a share of our common stock as of April 19, 2024 was $.352.

Types of Awards

 The 2023 Plan provides for the grant of the following equity-based and cash-based incentive awards to participants: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units (“RSUs”), and (v) other cash or stock-based awards.

 Stock Options.  A stock option entitles the holder to purchase from us a stated number of our shares at a specified price for a limited period of time. The Compensation Committee will specify the number of shares of common stock subject to each option and the exercise price for such option, provided that, in case of an ISO, the exercise price may not be less than the fair market value of a share of common stock on the date the option is granted. However, for an ISO granted to a 10% stockholder, the exercise price shall not be less than 110% of the fair market value of common stock on the date the option is granted.

 Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee, however, may in its discretion permit payment of the exercise price through other methods. For example, unless the Compensation Committee decides otherwise, the option holder may pay the exercise price of an option through the surrender of previously acquired shares or may “net settle” an option (which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option).

 All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant. In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

 Stock Appreciation Rights.  A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of common stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of common stock on the date the stock appreciation right is granted. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years. Stock appreciation right payouts may be made in cash, shares of common stock, or a combination of both, at the Compensation Committee’s discretion.

PROPOSAL 4. APPROVAL OF AN AMENDMENT TO THE TREVENA, INC. 2023 EQUITY INCENTIVE PLAN (CONTINUED)

 Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant’s service with us (or our affiliates) terminates due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s death or disability (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If a participant’s service with us (or our affiliates) is terminated for cause (as defined in the 2023 Plan), (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any option or stock appreciation right exercise then in progress will be cancelled.

 Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant’s service terminates for any other reason, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s termination (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of ninety days from the termination date or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options and stock appreciation rights that are not exercisable at the time of the termination of service shall terminate and be forfeited on the termination date.

 Restricted Stock.  A restricted stock award is a grant of shares of common stock that are subject to forfeiture and transfer restrictions during a specified period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of restricted stock. If the specified vesting conditions are not attained, the underlying common stock will be forfeited to us. Conversely, if and when the vesting conditions are satisfied, the restrictions imposed will lapse. During the restriction period, a participant will have the right to vote the shares underlying the restricted stock and receive dividends with respect to restricted stock. However, unless otherwise determined by the Compensation Committee, any such dividends will be subject to the same vesting conditions as the restricted stock to which they relate. The Compensation Committee may also require that the dividends be reinvested in additional restricted shares. The Compensation Committee may issue a certificate or certificates representing the number of shares subject to an award of restricted stock or placed shares in a restricted stock account with the transfer agent during the restriction period. As a condition to any award of restricted stock, a participant may be required to deliver to us a share power, endorsed in blank, relating to the shares of common stock covered an award. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination of service a participant will forfeit all restricted stock that then remains subject to forfeiture.

 Restricted Stock Units.  An RSU represents a right to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value of one share of our common stock. An RSU may be settled in shares of our common stock, cash or a combination of both, at the discretion of the Compensation Committee. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon a termination of service, a participant will forfeit all of the participant’s RSUs that then remain subject to forfeiture.

 Cash and Other Stock-Based Awards.  Cash and other stock-based awards (including awards to receive unrestricted shares of our common stock) may be granted to participants. The Compensation Committee will determine the terms and conditions of each such award, including, as applicable, the term, any exercise or purchase price, vesting conditions and other terms and conditions.

PROPOSAL 4. APPROVAL OF AN AMENDMENT TO THE TREVENA, INC. 2023 EQUITY INCENTIVE PLAN (CONTINUED)

Change in Control

In the event of a change in control (as defined in the 2023 Plan), the Compensation Committee may, on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cancel any award in exchange for a substitute award; (iii) cause any outstanding option or stock appreciation right to become exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option or stock appreciation right upon closing of the change in control; (iv) redeem any restricted stock or restricted stock unit for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the change in control; (v) cancel any outstanding option or stock appreciation right with respect to all common stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the common stock subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right; (vi) take such other action as the Compensation Committee determines to be appropriate under the circumstances; and/or (vii) in the case of any award subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), the Compensation Committee shall only be permitted to use discretion to the extent that such discretion would be consistent with the intended treatment of such award under Section 409A of the Code.

Repricing Prohibited

Neither the Board nor the Compensation Committee may, without obtaining prior approval of our shareholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the 2023 Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise per share; (ii) cancel outstanding options or stock appreciation rights under the 2023 Plan with an exercise price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the 2023 Plan.

Clawback

Awards under the 2023 Plan (and any shares subject to the awards) will be subject to rescission, cancellation or recoupment, in whole or in part, or other similar action in accordance with the terms of any company clawback or similar policy or any applicable law related to such actions, as may be in effect from time-to-time.

Non-Employee Director Compensation Limits

Under the 2023 Plan, the aggregate amount of equity and cash compensation payable to a non-employee director with respect to a fiscal year, whether under the 2023 Plan or otherwise, for services as a non-employee director, shall not exceed $750,000, provided that such amount shall be $1,000,000 for the fiscal year in which the applicable non-employee director is initially elected or appointed to the Board.  Such non-employee director limit shall not apply to (i) compensation earned with respect to services a non-employee director provides in a capacity other than as a non-employee director, such as an advisor or consultant, and (ii) compensation awarded by the Board to a non-employee director in extraordinary circumstances, in each case provided that the non-employee director receiving such additional compensation does not participate in the decision to award such compensation.

Miscellaneous

Generally, awards granted under the 2023 Plan may not be transferred, except by will or intestate succession. However, the Compensation Committee may in its discretion authorize the gratuitous transfer of awards (other than incentive stock options) to family members of the grantee, partnerships owned by such family members, trusts for the benefit of such family members or other similar estate planning vehicles.  Awards under the 2023 Plan will be subject to withholding for applicable taxes, to the extent required by law, and the Compensation Committee may authorize the withholding of shares subject to an award to satisfy required tax withholding. Awards under the 2023 Plan are intended to be exempt from or comply with the requirements of Section 409A of the Code and will be interpreted accordingly. Unless the 2023 Plan is extended with the approval of our stockholders, the 2023 Plan will expire on April 27, 2033 (ten years after the Board adopted the 2023 Plan).

Certain U.S. Federal Tax Consequences

The federal income tax consequences of the issuance, exercise and/or settlement of awards under the 2023 Plan are described below. The following information is only a summary and does not address all aspects of taxation that may be relevant to a particular participant in light of his or her personal circumstances. Participants

PROPOSAL 4. APPROVAL OF AN AMENDMENT TO THE TREVENA, INC. 2023 EQUITY INCENTIVE PLAN (CONTINUED)

should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and exercise of the awards and the ownership and disposition of any underlying securities. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws. Tax laws are subject to change.  Generally, all amounts taxable as ordinary income to participants under the 2023 Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Code. Under Section 162(m), the Company cannot deduct compensation paid to certain covered employees in excess of $1 million per year.

Nonqualified Stock Options

A participant recognizes no taxable income when a non-qualified stock option is granted. Upon exercise of a non-qualified stock option, a participant will recognize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified stock option. A participant’s tax basis in shares of common stock received upon exercise of a non-qualified stock option will generally be equal to the fair market value of those shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of shares of common stock received upon exercise of a non-qualified stock option, the participant will realize short-term or long-term capital gain or loss, depending on the period the shares are held. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Incentive Stock Options

A participant recognizes no taxable income when an incentive stock option is granted or exercised. So long as the participant meets the applicable holding period requirements for shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and the Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will then recognize ordinary income. The amount of ordinary income recognized by the participant is limited to the lesser of the gain on such sale and the difference between the fair market value of the shares of common stock on the date of exercise and the option exercise price. Any gain realized in excess of this amount will be treated as short- or long-term capital gain (depending on how long the shares are held). If the option price exceeds the amount realized upon such a disposition, the difference will be short- or long-term capital loss (depending on how long the shares are held). Notwithstanding the above, individuals subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an incentive stock option.

Stock Appreciation Rights
A participant recognizes no taxable income when a stock appreciate right is granted or vests as long as the grant price is at least equal to the fair market value of our common stock on the date of grant and the stock appreciation right has no additional deferral feature. Upon the exercise of a stock appreciate right, a participant will recognize ordinary income equal to the excess of the fair market value of the shares of common stock underlying the stock appreciate right over the grant price of the stock appreciate right. A participant’s tax basis in shares of common stock received upon exercise of a stock appreciate right will generally be equal to the fair market value of those shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of shares of common stock received upon exercise of a stock appreciate right, the participant will realize short-term or long-term capital gain or loss, depending on the period the shares are held. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

PROPOSAL 4. APPROVAL OF AN AMENDMENT TO THE TREVENA, INC. 2023 EQUITY INCENTIVE PLAN (CONTINUED)

Restricted Stock

If a participant receives shares of restricted stock under the 2023 Plan and does not make the election described in the next paragraph, the participant will recognize no taxable income upon the receipt of the shares. When the forfeiture conditions with respect to the restricted stock lapse, the participant will recognize ordinary income equal to the fair market value of the shares at that time, less any amount paid for the shares. A participant’s tax basis in shares of restricted stock will generally be equal to the income recognized when the forfeiture conditions lapse, and the participant’s holding period for the shares will begin at that time. Upon sale of the shares, the participant will realize short- or long-term gain or loss, depending on how long the shares are held after the forfeiture conditions lapse. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the participant’s tax basis in the shares.

Participants receiving shares of restricted stock may make an election under Section 83(b) of the Code. By making a Section 83(b) election, the participant elects to recognize compensation income when the shares are received rather than at the time the forfeiture conditions lapse. The amount of such compensation income will be equal to the fair market value of the shares upon receipt (valued without regard to the forfeiture conditions and transfer restrictions applicable to the shares), less any amount paid for the shares. By making a Section 83(b) election, the participant will recognize no additional compensation income when the forfeiture conditions lapse. The participant’s tax basis in shares with respect to which a Section 83(b) election is made will generally be equal to the income recognized at grant, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares, the participant will realize short- or long-term capital gain or loss, depending on the period the shares were held. However, if the shares are forfeited, the participant will not be entitled to claim a deduction with respect to any income tax paid upon making the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after the shares of restricted stock are issued.

Restricted Stock Units

When shares of common stock or cash with respect to RSU awards are delivered to the participant, the value of the shares or cash is then taxable to the participant as ordinary income.

Other Stock-Based Awards

The taxation of other stock-based awards will depend upon the design of such awards.

New Plan Benefits

The future awards that participants may receive under the Plan are discretionary, and therefore, not determinable at this time. Awards granted in fiscal year 2022 under the 2013 Plan would not have changed if the 2023 Plan had been in effect instead of the 2013 Plan. The following table sets forth information with respect to the grant of awards under the 2013 Plan to our NEOs, to all current executive officers as a group, to all non-employee directors as a group, to several other classes of individuals, and to all other employees, including all current officers who are not executive officers, as a group, during our last fiscal year:

	Shares Granted in 2022	Dollar Value of Shares Granted
Executive Officers	0 shares	$0
Non-Employee Directors	28,000 shares	$301,000
All Other Employees, including non-Executive Officers	245,985 shares	$586,015

PROPOSAL 4. APPROVAL OF AN AMENDMENT TO THE TREVENA, INC. 2023 EQUITY INCENTIVE PLAN (CONTINUED)

Required Vote

Approval of this Proposal 4 requires “FOR” votes from the holders of a majority of shares present or represented by proxy and entitled to vote at the Annual Meeting. If you “ABSTAIN” from voting, it will count as a vote AGAINST Proposal 4.

The Board unanimously recommends that stockholders vote “FOR” the approval of an amendment to the 2023 Plan to increase the number of shares of common stock available for issuance under the 2023 Plan as set forth in this Proposal 4.

PROPOSAL 5: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK BY A RATIO OF ANY WHOLE NUMBER BETWEEN 1-FOR-2 AND 1-FOR-25, AT ANY TIME PRIOR AUGUST 28, 2024, WITH THE EXACT RATIO TO BE SET WITHIN THAT RANGE AT THE DISCRETION OF OUR BOARD, WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS.

Our amended and restated certificate of incorporation, as amended, currently authorizes the Company to issue a total of 205,000,000 shares of capital stock, consisting of 200,000,000 shares of Common Stock, and 5,000,000 shares of Preferred Stock. On April 17, 2024, subject to stockholder approval, our Board approved an amendment to our Restated Certificate to, at the discretion of the Board, effect the reverse stock split of our common stock at a ratio of 1-for-2 to 1-for-25, including any shares held by the Company as treasury shares, at any time prior to August 28, 2024, with the exact ratio within such range to be determined by our Board at its discretion without further approval or authorization of our stockholders. The full text of the proposed amendment is attached to this Proxy Statement as Appendix C. The primary goal of the Reverse Stock Split is to increase the per share market price of our common stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

The exact timing of the filing of the certificate of amendment (the “Certificate of Amendment”) and implementation of the Reverse Stock Split will be determined by the Board based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders, but must be implemented before August 28, 2024. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, the Board, in its sole discretion, determines that it is no longer in the Company’s best interest and the best interests of our stockholders to proceed in light of, among other things, our ability to increase the trading price of our common stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the common stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the common stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the will consider in deciding whether to effect the Reverse Stock Split, see “Determination of the Reverse Stock Split Ratio” and “Board Discretion to Effect the Reverse Stock Split” below.

The Reverse Stock Split will be realized simultaneously for all outstanding common stock. The Reverse Stock Split will affect all holders of common stock uniformly and each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value or the number of authorized shares of our common stock or Preferred Stock, but it will reduce the number of outstanding shares of common stock and Preferred Stock. The Reverse Stock Split will also affect outstanding equity awards and warrants, as described in “Principal Effects of the Reverse Stock Split” below.

PROPOSAL 5. APPROVAL OF A REVERSE STOCK SPLIT (CONTINUED)

Approval of this Proposal 5 requires “FOR” votes, cast either in person or by proxy, of a majority of shares present in person or represented by proxy and entitled to vote on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. As noted above, we believe this proposal will be considered a “routine” matter and, as a result, we do not expect there to be any broker non-votes on this proposal. If, however, a broker non-vote occurs (or if your shares are not affirmatively voted in favor of this proposal for any other reason), it will have the same effect as a vote “AGAINST” this proposal.

Reasons for the Reverse Stock Split

Our Board has approved and is soliciting stockholder approval of the Reverse Stock Split primarily in order to increase the trading price of our common stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We also believe effecting the Reverse Stock Split (i) will align our outstanding shares and share price more closely with companies of our size and scope, (ii) may have the effect of making our shares more attractive to institutional and individual investors by increasing the market price of our common stock; (iii) will result in a greater number of shares of common stock available for issuance by us; and (iv) will help us leverage strategic opportunities that will benefit the Company and our stockholders.

Meeting the Minimum Per Share Bid Price Requirement for Continued Listing on The Nasdaq Capital Market

We believe that the Reverse Stock Split, if necessary, is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. The Nasdaq Capital Market requires, among other criteria, that the Company maintain of a continued price of at least $1.00 per share. On the record date, the last reported sale price of our common stock on The Nasdaq Capital Market was $.352 per share. On September 1, 2023, Trevena, Inc. (the “Company”) received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff” or “Nasdaq”) of The Nasdaq Stock Market indicating that, for the last 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share required for continued inclusion on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). The Company was thereafter provided until February 28, 2024, to demonstrate compliance with the Minimum Bid Price Requirement.

On March 1, 2024, the Company received a letter from the Staff stating that the Company had not regained compliance with the Minimum Bid Price Requirement and was not currently eligible for a second 180-day extension period because the Company was not in compliance with the $5,000,000 minimum stockholders’ equity initial listing requirement for The Nasdaq Capital Market. The Staff letter noted that unless the Company timely requests an appeal of this determination to the Nasdaq Hearings Panel (the “Panel”), the Company’s common stock will be scheduled for delisting from The Nasdaq Capital Market. On March 5, 2024, the Company submitted a request for a hearing to appeal the Staff’s delisting determination. In response to the Company’s request for a hearing, on March 5, 2024, the Company received a letter from Nasdaq granting the Company’s request for a hearing on appeal and staying the delisting action noted in the Staff’s letter pending a final decision by the Panel and the expiration of any additional extension period granted by the Panel following the hearing. The Panel hearing is scheduled for May 2, 2024, at 10:00 a.m. via video conference.

The Company intends to submit a plan to the Panel to regain compliance with the continued listing requirements as part of the hearing process, which includes, among other things, a copy of this Proposal 5 as disclosed in this Proxy Statement. However, there can be no assurance that the Panel will grant the Company’s request for continued listing or that the Company will be able to demonstrate compliance within any extension period that may be granted by the Panel. As of the date of this Proxy Statement, we were not in compliance with the Minimum Bid Price Requirement. If we do not regain compliance with the Minimum Bid Price Requirement by any date that may be set by the Panel and are not eligible for an additional compliance period at that time, the Nasdaq staff will provide written notification to us that our common stock will be subject to delisting.

A decrease in the number of outstanding shares of our common stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that we will satisfy the Minimum Bid Price Requirement following the Reverse Stock Split.

PROPOSAL 5. APPROVAL OF A REVERSE STOCK SPLIT (CONTINUED)

Impact on Number of Shares Available for Issuance

The Reverse Stock Split will have no effect on our authorized capital stock, and the total number of authorized shares will remain at 205,000,000 shares, consisting of 200,000,000 shares of common stock and 5,000,000 shares of preferred stock.

Principal Effects of the Reverse Stock Split

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of common stock, including any shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-2 to 1-for-25. Accordingly, each of our stockholders will own fewer shares of common stock as a result of the Reverse Stock Split. However, as explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the reverse split ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a cash payment in lieu of owning a fractional share, as described in the section titled “Fractional Shares” below. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Exchange Act. Following the Reverse Stock Split, our common stock will continue to be listed on The Nasdaq Capital Market, under the symbol “TRVN,” although it would receive a new CUSIP number.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split, without a reduction in the number of shares authorized for issuance, would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board an effective increase in the authorized shares available for issuance, in its discretion. The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our common stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of common stock or other securities convertible into common stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.

With respect to our outstanding options, restricted stock units and warrants, when the Reverse Stock Split becomes effective, the number of shares of common stock covered by such rights will be reduced based on the reverse split ratio, and, if applicable, the exercise or conversion price per share will be proportionately increased based on the reverse split ratio, resulting in the same aggregate price being required to be paid therefor upon exercise or conversion thereof as was required immediately preceding the Reverse Stock Split. The number of shares of common stock issuable upon exercise or conversion of outstanding stock options, warrants and restricted stock awards will be rounded down to the nearest whole share and the exercise prices will be rounded up to the nearest cent, and no cash payment will be made in respect of such rounding. In addition, the number of shares of common stock reserved under the Company’s equity incentive plan and employee stock purchase plan will automatically be proportionately adjusted for the reverse stock split ratio, such that fewer shares will be subject to such plans.

The following table contains approximate information, based on share information as of April 19, 2024 relating to our outstanding common stock based on the minimum and maximum reverse split ratio of 1-for-2 and 1-for-25, respectively, which is the ratio range that our stockholders are being asked to approve. The table sets forth (i) the number of shares of our common stock that would be issued and outstanding, (ii) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding options, restricted stock units and warrants and (iii) the weighted-average exercise price of outstanding options and warrants, each giving effect to the Reverse Stock Split and based on securities outstanding as of April 19, 2024.

PROPOSAL 5. APPROVAL OF A REVERSE STOCK SPLIT (CONTINUED)

		After Reverse Stock Split (1)
	Before Reverse Stock Split	If Minimum 1:2 Ratio is Selected	If Maximum 1:25 Ratio is Selected
Authorized Common Stock	200,000,000	200,000,000	200,000,000
Common Stock Issued and Outstanding, as of the Record Date	18,321,010	9,160,505	732,840
Common Stock Reserved for Issuance (2)	12,417,444	6,208,722	496,698
Common Stock available for Issuance	169,261,546	184,630,773	198,770,462
Weighted-Average Exercise Price of Options	$35.41	$70.83	$885.33
Weighted-Average Exercise Price of Warrants	$1.02	$2.03	$25.43

(1)  Does not take into account that fractional shares resulting from the Reverse Split will not be issued and instead, stockholders will receive an amount equal to the fair market value of such fractional shares at the time of the Reverse Stock Split.

(2)  Includes shares of common stock reserved for issuance (i) upon the exercise of currently exercisable warrants and options; and (ii) pursuant to awards granted under the 2023 Plan, the Trevena, Inc. 2013 Equity Incentive Plan, as amended, and the Trevena, Inc. Inducement Plan (the “Inducement Plan”).

 Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split will increase the market price for our common stock. Additionally, the market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:

●
As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our common stock to meet the Minimum Bid Price Requirement of The Nasdaq Capital Market. However, the Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our common stock. Consequently, the market price per post-Reverse Stock Split share ofour common stock may not increase in proportion to the reduction of the number of shares of our common stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in our shares of common stock being delisted from The Nasdaq Capital Market.

●
Although the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our common stock. As a result, the trading liquidity of the shares of our common stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

●
A Reverse Stock Split may result in some stockholder owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

●	There can be no assurance that the market price of our common stock will not decrease in the future.

PROPOSAL 5. APPROVAL OF A REVERSE STOCK SPLIT (CONTINUED)

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-25.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our common stock on The Nasdaq Capital Market;
●	the per share price of our common stock immediately prior to the Reverse Stock Split;
●	the expected stability of the per share price of our common stock following the Reverse Stock Split;
●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;
●	prevailing market conditions;
●	general economic conditions in our industry; and
●	our market capitalization before and after the Reverse Stock Split.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split will only be effected upon a determination by the Board, in its sole discretion, that filing the Certificate of Amendment to effect the Reverse Stock Split is in the best interests of our Company and stockholders. This determination by the Board will be based upon a variety of factors, including those discussed under “— Determination of the Reverse Stock Split Ratio” above. We expect the primary focus of the Board in determining whether or not to file the Certificate of  Amendment will be whether we will be able to obtain and maintain of a continued price of at least $1.00 per share of our common stock on The Nasdaq Capital Market without effecting the Reverse Stock Split.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by the Company’s stockholders, the Reverse Stock Split will become effective upon the filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware or at the effective time set forth in the Reverse Stock Split Certificate of Amendment. The Board will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders.  However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to file the Certificate of Amendment to effect the Reverse Stock Split; provided, however, the implementation of such amendment shall be before August 28, 2024.

Except as described below under the section titled “Fractional Shares,” if the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate which, immediately prior to the time of effectiveness represented pre-Reverse Stock Split shares, will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the time of effectiveness of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares not evenly divisible by the number of pre-Reverse Stock Split shares for which each post-Reverse Stock Split share is to be exchanged, will, in lieu of a fractional share, be entitled to a cash payment in lieu thereof. The cash payment will equal the fraction to which the stockholder would otherwise be entitled multiplied by the closing sales price of the common stock as reported on The Nasdaq Capital Market on the effective date of the Certificate of Amendment.

PROPOSAL 5: APPROVAL OF A REVERSE STOCK SPLIT (CONTINUED)

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Book-Entry Shares

Upon completion of the Reverse Stock Split, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-Reverse Stock Split shares of our common stock owned in book-entry form.

Certificated Shares

As soon as practicable after the implementation of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effectuated. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-Reverse Stock Split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reverse Stock Split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Matters

The Reverse Stock Split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged at the effective time of the split, the components that make up the common stock capital account will change by offsetting amounts. The stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.

Effect on Preferred Stock

The proposed amendment to our Restated Certificate to effect the Reverse Stock Split would not impact the total authorized number of shares of preferred stock or the par value thereof.

Effect on Par Value

The proposed amendment to our Amended and Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.001 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

PROPOSAL 5: APPROVAL OF A REVERSE STOCK SPLIT (CONTINUED)

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the Reverse Stock Split proposal, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Certain Material United States Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of our common stock that hold such stock as a capital asset for U.S. federal income tax purposes. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

This discussion applies only to holders that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. This summary does not address backup withholding and information reporting and does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

PROPOSAL 5: APPROVAL OF A REVERSE STOCK SPLIT (CONTINUED)

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.

 The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code and is intended to be treated as a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss should be long term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year at the time of effectiveness of the Reverse Stock Split.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the Special Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to delay, not proceed with, and abandon, the Reverse Stock Split and the Certificate of Amendment if it should so decide, in its sole discretion, that such actions are in the best interests of our stockholders.

Vote Required
The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the proposal, either in person or by proxy, is required to approve the Reverse Stock Split Proposal. Abstentions and broker non-votes, if any, will count as votes “AGAINST” the Reverse Stock Split.

The Board unanimously recommends that stockholders vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-2 and 1-for-25, at any time prior to August 28, 2024, with the exact ratio to be set within that range at the discretion of our Board, without further approval or authorization of our stockholders.

PROPOSAL 6: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING (IF NECESSARY OR APPROPRIATE)

If at the Annual Meeting, we do not receive sufficient votes to approve Proposal 4 or Proposal 5 , our management may move to adjourn the Annual Meeting in order to enable our Board of Directors to continue to solicit additional proxies in favor of Proposal 4 and/or Proposal 5.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal 4 and/or Proposal 5, including the solicitation of proxies from stockholders that have previously voted against the proposal(s). Among other things, approval of the adjournment, poistponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against Proposal 4 and/or Proposal 5 have been received, we could adjourn, postpone or continue the Annual Meeting without a vote on Proposal 4 and/or 5 and seek to convince the holders of those shares to change their votes to votes in favor of the approval of Proposal 4 and/or Proposal 5.

Vote Required

The affirmative vote of the majority of votes represented by shares present in person or represented by proxy and entitled to vote thereon at the Annual Meeting is required to approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 4 and/or Proposal 5. Abstentions will be the equivalent of votes “AGAINST” this proposal and broker non-votes will not have an effect on the outcome of this proposal

The Board unanimously recommends that stockholders vote “FOR” the approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 4 and/or Proposal 5.

EXECUTIVE COMPENSATION

OVERVIEW

Compensation Objectives and Practices

Trevena’s pay-for-performance compensation philosophy has the following key objectives:

✔ Align the interests of the Company’s executives with those of its stockholders and reward the creation of long-term value for Trevena stockholders.
✔ Emphasize performance‑based short-term and long-term compensation over fixed compensation.
✔ Motivate superior enterprise results with appropriate consideration of risk and while maintaining commitment to the Company’s ethics and values.
✔ Reward the achievement of favorable long-term results more heavily than the achievement of short-term results.
✔ Provide market competitive compensation opportunities designed to attract, retain and motivate highly qualified executives.

To achieve these key objectives, the Compensation Committee uses the following compensation practices, processes and instruments:

•	Annual pay-for-performance assessment by the Compensation Committee of the achievement of the Company’s corporate goals and the performance of each NEO.
•	A regular analysis of relevant market compensation data and benchmarks for each NEO.
•	Equity-based incentive plans (the 2023 Plan and the Inducement Plan) focused on longer-term stockholder value creation.
•	A cash-based incentive plan (the Trevena, Inc. Incentive Compensation Plan, or ICP) designed to motivate NEOs to achieve the Company’s annual goals.
•
The retention by the Compensation Committee of an independent compensation consultant to assist in the Compensation Committee’s analysis, design and implementation of the Company’s executive compensation programs.

In general, the Compensation Committee seeks to position the Company’s compensation, target total cash compensation and long-term equity incentive compensation at the market 50th percentile.  However, with respect to each component, the Company may choose to target compensation below or above (e.g., up to the market 75th percentile) based on an assessment of individual experience, scope of position, performance, potential and retention concerns, as applicable.

While the Board has the ultimate responsibility for risk oversight, the Compensation Committee oversees compensation-related risks, including with respect to the Company’s corporate objectives and overall compensation design and awards. The Compensation Committee further seeks to ensure that Trevena’s compensation programs and policies do not encourage unnecessary or excessive risk-taking behavior by executives and do not create unreasonable risks.

EXECUTIVE COMPENSATION (CONTINUED)

Compensation Governance and Controls

In implementing the compensation philosophy described above, the Compensation Committee regularly reviews market data, the composition of Trevena’s peer group, as well as other items, in determining which pay elements to offer, the target pay mix, the design of our short- and long-term incentive plans and each NEO’s target total direct compensation.

The Compensation Committee also regularly reviews executive compensation governance market trends and strives to reflect the views of stockholders when considering the adoption of new practices or changes to existing programs or policies. Our governance practices and controls include:

☐	“Double trigger” requirement for change of control benefits.
☐	No tax gross-up of parachute payments upon a change of control.
☐	Prohibition of hedging of Trevena stock by all directors and employees, including the NEOs.
☐	Prudent management of annual share usage (or burn rate) and total dilution under the 2023 Plan.
☐	No executive officer perquisites.
☐
The Compensation Committee’s ongoing review of the general long-term compensation strategy for the Company and assessments of NEOs and key senior management in connection with compensation decisions, and assistance to the Board in CEO and executive officer succession plans.

☐
The Compensation Committee’s oversight of risk related to compensation programs and policies, including plan design features that mitigate the risk of incentive compensation having an unintended negative financial impact.

EXECUTIVE COMPENSATION (CONTINUED)

Process for Executive Compensation Decisions

Use of External Data

The following table represents the peer group approved by the Compensation Committee, with the assistance of its independent compensation consultant discussed below, in October 2023 (the “Peer Group”). The Peer Group includes similarly situated biopharmaceutical companies based on market capitalization, stage of development and number of employees, among other things.

AcelRx Pharmaceuticals, Inc.	Palatin Technologies, Inc.
Aquestive Therapeutics, Inc.	Paratek Pharmaceuticals, Inc.
Cidera Therapeutics, Inc.	Palatin Technologies, Inc.
Corbus Pharmaceuticals Holdings, Inc.	Regulus Therapeutics Inc.
Heron Therapeutics, Inc.	SCYNEXIS, Inc.
KALA BIO, Inc.	Tempest Therapeutics, Inc.
Larimar Biotech, Inc.	Unicycive Therapeutics, Inc.
Minerva Neurosciences, Inc.	Werewolf Therapeutics, Inc.
Moleculin Biotech, Inc.	Zynerba Pharmaceuticals, Inc.
NexImmune, Inc.

For the 2023 year-end compensation decisions, the Compensation Committee established the Company’s compensation for the executive officers based on a variety of factors, including a mix of (i) publicly available data from the Peer Group and (ii) published survey data for the life sciences industry.

Chief Executive Officer Compensation

The Compensation Committee annually evaluates the CEO’s performance and Trevena’s performance against its pre-established goals and makes recommendations to the independent members of the Board about the CEO’s performance and compensation. The Board then considers the Compensation Committee’s recommendations as part of its review and approval of the CEO’s compensation.

The CEO is not present when the Compensation Committee and the Board are making decisions about the CEO’s compensation. The Company’s General Counsel and Chief Compliance Officer, Chief Business Officer, head of human resources, and/or the independent compensation consultant attend meetings concerning the CEO’s compensation evaluation at the request of the Compensation Committee and/or the Board.

EXECUTIVE COMPENSATION (CONTINUED)

Other Named Executive Officer Compensation

Generally, the CEO presents recommendations for the other NEO’s compensation targets for the Compensation Committee’s consideration and approval. For compensation decisions involving actual payouts to the NEOs, the CEO presents her recommendations to the Compensation Committee for its consideration. The CEO discusses Trevena’s performance and the individual NEO’s performance.

Compensation Consultant Role in Executive Compensation

The Compensation Committee engaged Pearl Meyer & Partners (“Pearl Meyer”) as its independent compensation consultant for 2023 and continues to consult with Pearl Meyer today.

The Compensation Committee utilized Pearl Meyer to provide independent, objective analysis, advice and information and to generally assist the Compensation Committee in the performance of its duties. The Compensation Committee will typically request information and recommendations directly from the compensation consultant as it deems appropriate to structure and evaluate Trevena’s compensation programs, practices and plans. As part of its engagement, at the direction of the Compensation Committee, the compensation consultant will work, and exchange information, with the Company’s management team in their work on the Compensation Committee’s behalf.

At the direction of the Compensation Committee, Pearl Meyer provided services to the Compensation Committee, including the following items:

•	conducted an annual review of the peer group companies for continued appropriateness;

•	presented an overview of marketplace trends and developments;

•	presented a comparison of competitive market data to the current compensation of each NEO to assist in setting compensation targets for 2023;

•	evaluated the Company’s overall use of equity, including share usage rates and dilution and shares underlying the 2023 Plan;

•	reviewed the compensation program for the Company’s non-employee directors; and

•	reviewed the Executive Compensation section of the 2023 proxy statement.

Independence of the Compensation Consultant

The Compensation Committee assesses the compensation consultant’s independence each year. In assessing independence, the Compensation Committee considers:

•	the provision of other services to the Company by the consultant;

•	the amount of fees paid to the consultant by the Company as a percentage of consultant’s total revenue;

•	the consultant’s policies and procedures that are designed to prevent conflicts of interests;

•	any business or personal relationship between the consultant and a member of the Compensation Committee;

•	any Company stock owned by the consultant;

•	any business or personal relationship of the consultant and an executive officer of the Company; and

•	any other factor deemed relevant to the consultant’s independence from management.

EXECUTIVE COMPENSATION (CONTINUED)

In addition, each year the Compensation Committee receives a letter from its compensation consultant providing appropriate assurances and confirmation of independence.  The Compensation Committee determined that Pearl Meyer was independent under applicable Nasdaq rules.

At the request of the Compensation Committee, a representative of Pearl Meyer attended all of the Compensation Committee’s regularly scheduled meetings in 2023. The Compensation Committee annually reviews and evaluates its compensation consultant’s engagement and performance.

2023 Executive Compensation Program

Trevena’s 2023 executive compensation program consists of the following elements:

Element	Description
Base Salary	Represents the fixed portion of each NEO’s total compensation package.
Annual Cash Incentive
At-risk compensation based on performance. Annual incentive awards under the ICP are based on the achievement of corporate results relative to pre-established goals, as adjusted for individual performance, accomplishments and contributions.

Long-Term Incentives
At-risk compensation based on individual performance. Trevena’s long-term equity incentive program also is considered performance‑based compensation. In accordance with Trevena’s compensation strategy, the predominant portion of an NEO’s compensation opportunity is tied to the long-term success of the Company.

Retirement Compensation	Trevena provides a market-competitive 401(k) plan for all full-time employees that provides for employee contributions as well as Company matching contributions of up to 4.0% of eligible pay.
No Perquisites; Other Benefits
Our NEOs do not receive any perquisites.  However, they are eligible for all benefits offered to Trevena employees generally, including medical benefits, other health and welfare benefits, and other voluntary benefits.

2023 SUMMARY COMPENSATION TABLE

Name and Principal Position in 2023	Year	Salary ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Carrie Bourdow President and Chief Executive Officer	2023	681,500	581,700	0	388,455	13,200	1,664,855
	2022	655,500	0	0	334,305	12,200	1,002,005

Mark A. Demitrack, M.D. SVP and Chief Medical Officer	2023	510,120	290,850	0	218,025	13,200	1,032,195
	2022	490,500	0	0	187,616	12,200	690,316

Barry Shin SVP, Chief Financial Officer	2023	497,120	290,850	0	212,468	13,200	1,013,638
	2022	478,000	0	0	182,835	9,190	670,025

This table includes information regarding 2022 and 2023 compensation for each of our CEO and our two other most highly compensated executive officers in 2023, which are referred to as the named executive officers, or NEOs. Other tables in this proxy statement provide more detail about specific types of compensation with respect to 2023.

EXECUTIVE COMPENSATION (CONTINUED)

Stock Awards

The amounts in this column represent the full grant date fair value as of December 31, 2023 of restricted stock unit awards made under the 2023 Plan, computed in accordance with ASC Topic 718 applying the same model and assumptions as Trevena applies for financial statement reporting purposes, as described in Note 7 to Trevena’s financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2023 (disregarding any estimates for forfeitures).

Option Awards

The amounts in this column represent the full grant date fair value of option awards made under the 2023 Plan for 2023 and 2022, computed in accordance with ASC Topic 718 applying the same model and assumptions as Trevena applies for financial statement reporting purposes, as described in Note 7 to Trevena’s consolidated financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2023 (disregarding any estimates for forfeitures). The value of Trevena stock option awards are determined using a Black‑Scholes pricing methodology that assumes that all stock options are held to full-term (ten years). These amounts do not reflect the actual economic value that will be realized by the NEO upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.

Non-Equity Incentive Plan Compensation

Amounts in this column reflect awards earned and paid under the ICP for the 2023 and 2022 fiscal years, as discussed further under “Annual Cash Incentive” below.

 All Other Compensation

This column includes Trevena’s matching contributions to the NEOs’ accounts under its 401(k) plan up to a maximum amount of $13,200 for each of Ms. Bourdow, Dr. Demitrack and Mr. Shin.

NARRATIVE TO 2023 SUMMARY COMPENSATION TABLE

Annual Base Salary

Key Features

•	Base salary levels are set with reference to both:

–          Competitive market data; and

–          Individual performance.

•	Base salary levels are reviewed annually during the performance review process and may be adjusted as a result of updated market data and an assessment of an NEO’s skills, role and performance contributions, including the demonstration of leadership behaviors and our core values. The overall salary budget also is a factor in determining the extent of base salary adjustments.

EXECUTIVE COMPENSATION (CONTINUED)

Base Salary

The table below presents the annual base salaries for each of our NEOs employed by the Company as of December 31, 2023. Ms. Bourdow’s salary was increased to $681,500, effective as of March 1, 2023. Dr. Demitrack’s salary was increased to $510,120, effective as of March 1, 2023. Mr. Shin’s salary was increased to $497,120 on March 1, 2023. For 2023, the base salary for each of the NEOs was considered to be within the competitive range of market data provided to the Compensation Committee by Pearl Meyer.

Name	2023	2022
Carrie L. Bourdow	$681,500	$655,500
Mark A. Demitrack, M.D.	$510,120	$490,500
Barry Shin	$497,120	$478,000

Annual Cash Incentive

Our ICP is designed to provide participants in the plan, including the Company’s NEOs, with an incentive in the form of an annual cash incentive (an Award) to achieve specified corporate and individual objectives selected by the Board to which the Award relates.

Key Features of the ICP

Our ICP motivates and rewards our NEOs for achievements relative to both corporate and individual goals for each fiscal year. The ICP includes the following key features:

•	The Compensation Committee (or, as applicable, the Board) annually approves:

–          Corporate performance measures and goals;

–          Target bonus opportunity for each NEO, defined as a percentage of his or her annual salary;

–          Funding levels for actual ICP Awards; and

–          Individual Awards for the NEOs, except for the CEO’s Award, which is approved by the Board.

•	Annual Awards for each of the NEOs are generally targeted at the 50th percentile of the market reference.

•	Subject to certain limits described below, the actual Award for an NEO will generally range from 0% to 150% of the individual’s target bonus opportunity and, if earned, is paid in the first quarter following the end of the performance year.

Target Incentive Award Levels

The Compensation Committee establishes the target cash incentive opportunity for each NEO other than the CEO, and the Board establishes the target cash incentive opportunity for the CEO assuming full achievement against the Corporate Objectives (as defined below) and any individual objectives, and taking into account target levels specified in each NEO’s employment agreement. For 2023, the target cash incentive opportunity for each of the NEOs was considered to be within the competitive range of market data provided to the Compensation Committee by Pearl Meyer. The following table shows the amount of the target incentive for each NEO for the past two years as a percentage of salary:

Name	2023	2022
Carrie L. Bourdow	60%	60%
Mark A. Demitrack, M.D.	45%	45%
Barry Shin	45%	45%

EXECUTIVE COMPENSATION (CONTINUED)

ICP Corporate Goals, Weightings and Funding

Each year, the Board, upon the recommendation of the Compensation Committee, establishes major corporate objectives for the coming fiscal year (and the relative weighting of such objectives) (the “Corporate Objectives”).  The Board believes the Corporate Objectives will contribute to the long-term success of the Company by aligning with and driving the execution of the Company’s business strategy. A minimum of 60% achievement against the Corporate Objectives is necessary for any Award payout under the ICP, and the maximum Award to any participant is 150% of the applicable target Award.

At the end of the fiscal year, the Board, upon the recommendation of the Compensation Committee, reviews and approves the level of the Company’s achievement against the Corporate Objectives. In addition to its assessment of achievement against each Corporate Objective, the Board may consider Trevena’s performance as a whole during the fiscal year, including matters not included in the Corporate Objectives.  Following the determination of the corporate achievement, the Compensation Committee will consider the individual achievement of each executive officer and other ICP participants in arriving at the individual Awards, if any, to be made.

The Compensation Committee approves the pool of Award dollars available for payment to all participants, as well as the specific individual Awards to be made to the Company’s executive officers (other than the President and CEO). The Board approves the individual Award to be made to the President and CEO, upon the recommendation of the Compensation Committee.

The Board’s determination of the Company’s level of achievement against the Corporate Objectives is the basis for establishing the funding available for Awards under the ICP. An Award is then determined for each participant based upon management’s determination of such participant’s performance against his or her pre-approved individual goals. Notwithstanding these determinations, the Compensation Committee and the Board each retain the discretion to make individual Awards that are above or below the level of corporate achievement. The Compensation Committee believes this flexibility is an important tool to aid in the retention of key talent, reward significant achievement by individual employees, motivate employees and recognize management decision-making focused on generating long-term value for stockholders over short-term achievement of the Corporate Objectives. The Compensation Committee did not exercise this discretion in 2023.

In March 2023, the Board established the corporate goals and weightings for 2023, that would be used to determine the range of potential aggregate funding for awards under the ICP. In early 2024, the Board, upon the recommendation of the Compensation Committee, assessed the Company’s actual performance against these previously established goals and approved the Company’s corporate achievement for 2023 at a level of 95% of target.

In determining the amount of each NEO’s ICP Award, the Compensation Committee and the Board also considered each NEO’s performance against individual goals and the CEO’s input with respect to the performance of the Company and the other executive officers. Based on these considerations, for 2023, the Board approved an ICP Award of $388,455 for Ms. Bourdow and the Compensation Committee approved, and the Board ratified, ICP Awards of $218,025 for Dr. Demitrack and $212,468 for Mr. Shin.

EXECUTIVE COMPENSATION (CONTINUED)

Long-Term Incentives

Key Features

•	Long-term incentives (LTI) are administered under the 2023 Plan.

•	Total annual LTI awards are generally positioned at the 50th percentile of the market reference for each NEO.

•	LTI awards are delivered through stock options and/or restricted stock units (RSUs).

–          The actual realized value of stock options depends upon stock price appreciation (if any) until the option is exercised.

–          The actual realized value of RSUs depends on our stock price upon vesting and settlement of the RSU award.

Our 2023 Plan authorizes us to make grants to eligible recipients of non-qualified stock options, incentive stock options, restricted stock awards, RSUs and stock appreciation rights.

We typically grant equity incentive awards at the start of employment to each NEO and our other employees. Beginning in 2014, we began our current practice of granting additional equity on an annual basis. We also have discretion to provide additional targeted grants in certain circumstances or in association with promotions.

We award our equity grants on the date the Board or the Compensation Committee approves the grant. We set the option exercise price and grant date fair value based on our closing sale price on the date of grant. Option grants to our executives typically vest quarterly over four years, subject to continuous service through each applicable vesting date. For grants in connection with initial employment, vesting begins on the initial date of employment. Options have a term of ten years from the grant date. Restricted stock unit grants typically vest annually over four years, subject to continuous service through each applicable vesting date, and shares are delivered in respect of vested RSUs shortly after each vesting date.

In January 2023, the Board ratified and approved, at the recommendation of the Compensation Committee, annual equity grants in an equal mix of time-based RSUs and performance-vesting RSUs (“PSUs”), which the Compensation Committee believes further strengthens the alignment of the interests of our NEOs with our stockholders. On December 14, 2023 the Compensation Committee certified that the prerequisite conditions for the PSU’s to be deemed earned and commence vesting as RSU’s. The RSU awards shall vest in four equal annual installments on each of December 2, 2023, December 2, 2024, December 2, 2025, and December 2, 2026, subject to the NEO’s continuous service through each applicable vesting date.

EXECUTIVE COMPENSATION (CONTINUED)

The awards to our NEOs in 2023 were as follows:

Name	Grant Date	#RSUs	RSU Grant Date Fair Value	# PSUs	PSU Grant Date Fair Value	Total Grant Date Fair Value
Carrie L. Bourdow	1/6/2023	100,000	1.78			178,000
	12/14/2023	370,000	0.61			225,700
	12/14/2023			100,000	0.61	61,000
Mark A. Demitrack, M.D.	1/6/2023	50,000	1.78			89,000
	12/14/2023	185,000	0.61			112,850
	12/14/2023			50,000	0.61	30,500
Barry Shin	1/6/2023	50,000	1.78			89,000
	12/14/2023	185,000	0.61			112,850
	12/14/2023			50,000	0.61	30,500

Grant Date Fair Market Value of RSU and PSU Awards

These amounts represent the grant date fair value of equity awards computed in accordance with ASC Topic 718, applying the same model and assumptions Trevena uses for financial statement reporting purposes. The award values represented in the table and may not correspond to the actual value that will be recognized by the NEO.

EXECUTIVE COMPENSATION (CONTINUED)

OUTSTANDING EQUITY AWARDS AT YEAR-END 2023

This table provides information about unexercised stock options and RSUs held as of December 31, 2023 by each of the NEOs.

Stock Awards
Number of Securities Underlying Unexercised Options
Name	Grant Date	Exercisable (#)	Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#) (2)	Market Value of Units of Stock That Have Not Vested ($)
Carrie L. Bourdow	12/17/2020	21,199	7,067	56.25	12/17/2030		1,243,525
	12/17/2020					4,711	264,994
	12/2/2021					25,000	428,000
	1/6/2023					75,000	133,500
	12/14/2023					75,000	133,500
	12/14/2023					370,000	225,700
Total		21,199	7,067			549,711	2,429,219

Mark A. Demitrack, M.D.	12/17/2020	7,773	2,591	56.25	12/17/2030		455,950
	12/17/2020					1,727	97,144
	12/2/2021					7,800	133,536
	1/6/2023					37,500	66,750
	12/14/2023					37,500	66,750
	12/14/2023					185,000	112,850
Total		7,773	2,591			269,527	932,980

Barry Shin	12/17/2020	7,066	2,356	56.25	12/17/2030		414,508
	12/17/2020					1,570	88,313
	9/14/2021	928	722	30.00	9/14/2031		38,966
	9/14/2021					550	16,500
	12/2/2021					7,800	133,536
	1/6/2023					37,500	66,750
	12/14/2023					37,500	66,750
	12/14/2023					185,000	112,850
Total		7,994	3,078			269,920	938,173

EXECUTIVE COMPENSATION (CONTINUED)

(1)          The following table details the vesting schedule of stock options that have not vested as of December 31, 2023 for the NEOs, subject in each case to the NEO’s continuous service through each applicable vesting date. The unvested shares subject to these options may be subject to accelerated vesting upon a qualifying termination of employment or change in control.  See “Potential Payments Upon Termination of Employment or in Connection with Change in Control” below.

	Grant Date	Number of Stock Options That Have Not Vested	Next Vesting Date from 12/31/2023	Next Vesting Amount	Remaining Vesting Terms
Carrie L. Bourdow	12/17/2020	24,732	3/17/2024	1,767	1/16th of total grant every quarter

Mark A. Demitrack, M.D.	12/17/2020	9,068	3/17/2024	648	1/16th of total grant every quarter

Barry Shin	12/17/2020	1,178	3/17/2024	589	1/16th of total grant every quarter
	9/14/2021	516	3/14/2024	103	1/16th of total grant every quarter
(2)          The following table details the vesting schedule of the RSUs that have not vested as of December 31, 2023 for the NEOs, subject in each case to the NEO’s continuous service through each applicable vesting date. The unvested shares subject to these RSUs may be subject to accelerated vesting upon a qualifying termination of employment.  See “Potential Payments Upon Termination of Employment or in Connection with Change in Control” below.

	Grant Date	Number of RSUs That Have Not Vested	Next Vesting Date from 12/31/2022	Next Vesting Amount	Remaining Vesting Terms
Carrie L. Bourdow	12/17/2020	4,711	12/2/2024	4,711	1/4th of total grant vests annually
	12/2/2021	25,000	12/2/2024	12,500	1/4th of total grant vests annually
	1/6/2023	75,000	12/2/2024	25,000	1/4th of total grant vests annually
	12/14/2023	75,000	12/2/2024	25,000	1/4th of total grant vests annually
	12/14/2023	370,000	12/2/2024	92,500	1/4th of total grant vests annually
Mark A. Demitrack, M.D.	12/17/2020	1,727	12/17/2024	1,727	1/4th of total grant vests annually
	12/2/2021	7,800	12/2/2024	3,900	1/4th of total grant vests annually
	1/6/2023	37,500	12/2/2024	12,500	1/4th of total grant vests annually
	12/14/2023	37,500	12/2/2024	12,500	1/4th of total grant vests annually
	12/14/2023	185,000	12/2/2024	46,250	1/4th of total grant vests annually
Barry Shin	12/17/2020	1,570	12/17/2024	1,570	1/4th of total grant vests annually
	9/14/2021	275	9/14/2024	275	1/4th of total grant vests annually
	12/2/2021	7,800	12/2/2024	3,900	1/4th of total grant vests annually
	1/6/2023	37,500	12/2/2024	12,500	1/4th of total grant vests annually
	12/14/2023	37,500	12/2/2024	12,500	1/4th of total grant vests annually
	12/14/2023	185,000	12/2/2024	46,250	1/4th of total grant vests annually

EXECUTIVE COMPENSATION (CONTINUED)

NAMED EXECUTIVE OFFICER AGREEMENTS

Agreements with our Named Executive Officers

Below are summaries of our employment agreements with our NEOs who are employed by the Company as of December 31, 2023. All change of control benefits are “double‑trigger,” which means that they are payable only upon a change of control followed by a qualifying termination of employment.

Agreement with Ms. Bourdow

We have entered into an employment agreement with Ms. Bourdow, most recently amended and restated effective as of May 1, 2020, and further amended on March 8, 2024. Pursuant to this agreement, Ms. Bourdow is entitled to an annual base salary, which is subject to review and adjustment, and is eligible to receive an annual target bonus of 60% of her current base salary, as determined by our Board. Ms. Bourdow is entitled to severance benefits pursuant to her agreement, the terms of which are described below under “Potential Payments Upon Termination of Employment or in Connection with Change of Control.” In addition, the agreement provides that if Ms. Bourdow is terminated due to death or disability, all outstanding equity awards shall automatically vest and remain exercisable for the full term of such equity awards.

Agreement with Dr. Demitrack

We have entered into an employment agreement with Dr. Demitrack, most recently amended and restated effective as of May 1, 2020, and further amended on March 8, 2024. Pursuant to the agreement, Dr. Demitrack is entitled to an annual base salary, which is subject to review and adjustment, and is eligible to receive an annual target bonus of 45% of his current base salary, as determined by our Board. Dr. Demitrack is  entitled to severance benefits pursuant to his agreement, the terms of which are described below under “Potential Payments Upon Termination of Employment or in Connection with Change of Control.” In addition, the agreement provides that if Dr. Demitrack is terminated due to death or disability, all outstanding equity awards shall automatically vest and remain exercisable for the full term of such equity awards.

Agreement with Mr. Shin

We have entered into an employment agreement with Mr. Shin, most recently amended and restated effective as of May 1, 2020, and further amended on February 1, 2024(1). Pursuant to the agreement, Mr. Shin is entitled to an annual base salary, which is subject to review and adjustment, and is eligible to receive an annual target bonus of 45% of his current base salary, as determined by our Board. Mr. Shin is  entitled to severance benefits pursuant to his agreement, the terms of which are described below under “Potential Payments Upon Termination of Employment or in Connection with Change of Control.” In addition, the agreement provides that if Mr. Shin is terminated due to death or disability, all outstanding equity awards shall automatically vest and remain exercisable for the full term of such equity awards.

Potential Payments Upon Termination of Employment or in Connection with Change in Control

Trevena does not provide NEOs with any “single‑trigger” payments (triggered solely by a change of control), golden parachute excise tax gross-ups or other excise tax reimbursements upon a change of control.

We believe that reasonable severance benefits for our NEOs are important because it may be difficult for them to find comparable employment within a short period of time. We also believe that it is important to protect our NEOs in the event of a change of control transaction involving our company, as a result of which such officers might have their employment terminated. In addition, we believe that the interests of management should be aligned with those of our stockholders as much as possible, and we believe that providing protection upon a change of control is an appropriate counter to any disincentive our NEOs might otherwise perceive in regard to transactions that may be in the best interest of our stockholders.

1Mr. Shin was promoted to Executive Vice President, Chief Operating Officer and Chief Financial Officer on February 1, 2024.

EXECUTIVE COMPENSATION (CONTINUED)

As a result of these considerations, we have entered into employment agreements with Ms. Bourdow, Dr. Demitrack, and Mr. Shin that provide for specified benefits to be paid if the NEOs are terminated under specified conditions or in connection with a change in control of our company.

Under the employment agreements between us and Ms. Bourdow, Dr. Demitrack, and Mr. Shin, if the NEO is terminated by us other than for cause or resigns for good reason, in each case as defined in the agreement, he or she will receive:

•
continuing payments of salary as severance pay in the amount of fifteen (15) months of her then-current base salary for Ms. Bourdow, and twelve (12) months of the then-current base salary for each of Dr. Demitrack and Mr. Shin, in each case paid in equal installments following termination on our regularly scheduled payroll dates;

•
an incentive compensation award for the fiscal year immediately preceding the date of termination, to the extent not already paid, in an amount determined by the Board or Compensation Committee in their sole discretion;

•
his or her target annual incentive compensation for the year of termination, pro-rated for the period between the beginning of the calendar year and the date of termination, paid within sixty days following termination;

•
for Ms. Bourdow only, an additional amount equal to fifteen (15) months of her target incentive award in effect at the time of termination, payable in equal installments on our regularly scheduled payroll dates over the period that the severance pay is paid,

•
health insurance premiums under our group health insurance plans as provided under the Consolidated Omnibus Budget Reconciliation Act, or COBRA, until the earlier of (i) fifteen (15) months after termination of employment for Ms. Bourdow, and twelve (12) months after termination of employment for Dr. Demitrack and Mr. Shin, (ii) such time as the executive is eligible for substantially equivalent health insurance coverage with a subsequent employer and (iii) such time as the NEO is no longer eligible for COBRA coverage; and

•
accelerated vesting as to that number of unvested shares subject to any outstanding equity awards held by the NEO at the time of termination that would have otherwise vested if the NEO had remained employed by us for twelve (12) months following the date of termination for Ms. Bourdow, and nine (9) months following the date of termination for Dr. Demitrack and Mr. Shin.

In addition, under the employment agreements if the NEO is terminated by us other than for cause within thirty (30) days prior to a change of control, within the period between our execution of a letter of intent for a change of control and that change of control is later consummated, or within twelve months following a change of control, or if the NEO resigns for good reason within twelve (12) months after a change of control, in each case as defined in the agreement, he or she will receive the following payments in lieu of the severance payments listed above:

•
continuing payments of his or her salary as severance pay in the amount of twenty-one (21) months of her then-current base salary for Ms. Bourdow, and fifteen (15) months of the then-current base salary for Dr. Demitrack and Mr. Shin, in each case paid in equal installments following termination on our regularly scheduled payroll dates;

•
an incentive compensation award for the fiscal year immediately preceding the date of termination, to the extent not already paid, in an amount determined by the Board or Compensation Committee in their sole discretion;

•
his or her target annual incentive compensation for the year of termination, pro-rated for the period between the beginning of the calendar year and the date of termination, paid within sixty days following termination;

•
for Ms. Bourdow, an additional amount equal to twenty-one (21) months of her target bonus in effect at the time of termination, and for Dr. Demitrack and Mr. Shin, an additional amount equal to fifteen (15) months of their respective target bonus in effect at the time of termination, in each case payable in equal installments on our regularly scheduled payroll dates over the period that the severance pay is paid;

•
health insurance premiums under our group health insurance plans as provided under the COBRA until the earlier of (i) twenty-one (21) months after termination of employment for Ms. Bourdow, and fifteen (15) months after termination of employment for Dr. Demitrack and Mr. Shin, (ii) such time as the NEO is eligible for substantially equivalent health insurance coverage with a subsequent employer and (iii) such time as the NEO is no longer eligible for COBRA coverage; and

EXECUTIVE COMPENSATION (CONTINUED)

•	accelerated vesting of all unvested shares subject to any outstanding equity awards held by the NEO at the time of termination.

Receipt of the benefits described above upon the NEO’s termination of employment is contingent upon his or her signing of a release of claims against us.

Under the employment agreements with our NEOs, a mere change of control itself (i.e., a “single trigger”) does not trigger benefits. The intent of the plan is to encourage our NEOs to continue to act in our stockholders’ best interests in evaluating potential transactions and ensure management talent will be available to assist with the transaction and business integration.

401(K) Plan

Our NEOs are eligible to participate in a defined contribution retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax or after-tax (Roth) basis, up to the statutorily prescribed annual limits on contributions under the Internal Revenue Code of 1986, as amended (the “Code”). Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan (except for Roth contributions) and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. During 2023, we made matching contributions on up to 4% of an employee’s eligible deferred compensation, with the first 3% matched 100% and the balance matched at 50%, subject to established limits.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our CEO and to our other NEOs and certain financial performance of the Company. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our NEOs during a covered year. For further information concerning the Company’s pay-for-performance philosophy and how we align executive compensation with the Company’s performance, refer to the preceding compensation discussion.

Pay Versus Performance Table

The following table provides the information required for our NEOs for each of the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021, along with the required financial information required for each fiscal year:

EXECUTIVE COMPENSATION (CONTINUED)

Narrative Disclosure: Pay Versus Performance Table

The graphs below provide a description of CAP (as calculated in accordance with the SEC rules) and the following measures:

•	Trevena’s cumulative TSR; and
•	Trevena’s Net Loss.

EXECUTIVE COMPENSATION (CONTINUED)

OWNERSHIP OF TREVENA COMMON STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table provides information as of April 29, 2024 about the amount of Trevena common stock beneficially owned by (1) all those known by us to be beneficial owners of more than five percent of our common stock; (2) each director and nominee for director; (3) each NEO named in the 2023 Summary Compensation Table who remains an employee of the Company as of April 29, 2024; and (4) all of the directors, nominees and executive officers of the Company as of April 29, 2024, as a group. This table is based upon information supplied by our NEOs and directors as of April 29, 2024.

“Beneficial ownership” includes those shares a director, nominee or NEO has or shares the power to vote or transfer (even if another person is the record owner), and stock options that are exercisable as of April 29, 2024 or that become exercisable within 60 days of April 29, 2024. Shares of common stock subject to such options are deemed outstanding for calculating the Percent of Class of the person holding these options but are not deemed outstanding for any other person. The Percent of Class shown below is based on 18,321,010 shares outstanding on April 19, 2024.

Unless otherwise noted, the address for each director and NEO is c/o Trevena, Inc., 955 Chesterbrook Boulevard, Suite 110, Chesterbrook, PA 19087.

	Amount of Beneficial Ownership	Percent of Class
Principal Stockholders:
Armistice Capital, LLC (1)	1,827,615	9.99%
Non-employee Directors and Nominees(2)
		*
Scott Braunstein, M.D.	26,607	*
Mark Corrigan, M.D.	6,421	*
Marvin H. Johnson, Jr.	22,455	*
Jake R. Nunn(3)	27,486	*
Anne M. Phillips, M.D.	27,670	*
Barbara Yanni	27,720	*
Named Executive Officers(4)
Carrie L. Bourdow	178,086	*
Mark A. Demitrack, M.D.	60,768	*
Barry Shin	59,285	*
All Directors, Nominees and Executive Officers as a group, including those named above (11 Persons)(5)	497,579	2.7%

* Represents beneficial ownership of less than 1%.

(1)
The information reported is based on a Schedule 13G/A filed with the SEC on February 14, 2024 reporting, as of December 31, 2023, sole power of Armistice Capital, LLC to vote or direct the vote of 1,827,615 shares and sole power to dispose or direct the disposition of 1,827,615 shares. The business address of Armistice Capital, LLC is 10 Madison Avenue, 7th Floor, New York, NY 10022.

(2)
Includes shares of common stock issuable upon the exercise of options exercisable within 60 days after April 19, 2024 in the amount of 26,607 for Dr. Braunstein; 6,421 for Dr. Corrigan; 22,455 for Mr. Johnson; 27,315 for Mr. Nunn; 27,670 for Dr. Phillips; and 27,670 for Ms. Yanni.

(3)	Includes 171 shares of common stock held by the Jake & Dana Nunn Living Trust dated July 7, 2006, for which Mr. Nunn is a trustee.
(4)
Includes shares of common stock issuable upon the exercise of options exercisable within 60 days after April 19, 2024 in the amount of 84,872 for Ms. Bourdow, 24,068 for Dr. Demitrack and 20,378 for Mr. Shin.

(5)
Includes shares of common stock issuable upon the exercise of options exercisable within 60 days after April 19, 2024 in the amount of 292,591 for all of the directors, nominees for director and executive officers, as a group.

2025 ANNUAL MEETING AND RELATED MATTERS

When do you expect to hold the 2025 Annual Meeting of Stockholders?

We currently expect to hold the 2025 Annual Meeting of Stockholders in June 2025, at a time and location to be announced later.

How does a stockholder submit a proposal or nomination of a director candidate for the 2025 Annual Meeting of Stockholders?

The following summarizes the requirements for stockholder proposals to be considered for inclusion in next year’s proxy materials.

If you intend to submit a proposal to be included in next year’s proxy materials relating to the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), such proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and the Corporate Secretary must receive your proposal on or before December 30, 2024. However, if the date of the 2025 Annual Meeting is changed by more than 30 days from the first anniversary of the date of the Annual Meeting, the deadline will instead be a reasonable time before Trevena begins to print and send its proxy materials in connection with the 2025 Annual Meeting. Submitting a stockholder proposal does not guarantee that Trevena will include the proposal in the proxy statement if the proposal does not satisfy the SEC’s rules.

If you want to present your proposal at the 2025 Annual Meeting but are not proposing it pursuant to SEC Rule 14a-8 for inclusion in next year’s proxy materials for that meeting, you must be eligible and provide advance written notice that sets forth the information required by Article III, Section 5 of our Amended and Restated Bylaws, as amended (the “Bylaws”) and Rule 14a-19 under the Exchange Act (Rule 14a-19). Assuming the date of the 2025 Annual Meeting is not advanced or delayed in the manner described above, the Corporate Secretary must receive the required notice between February 13, 2025 and March 15, 2025.

If you would like to nominate a candidate for director at the 2025 Annual Meeting, but not to have the nomination considered for inclusion in the proxy materials for that meeting, you must be eligible and provide advance written notice that sets forth the information required by our Bylaws and Rule 14a-19.  Assuming the date of the 2025 Annual Meeting is not advanced or delayed in the manner described above,  the Corporate Secretary must receive the required notice between February 13, 2025 and March 15, 2025. The notice must include certain information specified in our Bylaws, including (i) your name and address, (ii) the class and number of shares of our stock which you beneficially own, (iii) the name, age, business address and residence address of the person, (iv) the principal occupation or employment of the person, (v) the class and number of shares of our stock which are owned of record and beneficially owned by the person, (vi) the date or dates on which such shares were acquired and the investment intent of such acquisition and (vii) any other information concerning the person as would be required to be disclosed in a proxy statement soliciting proxies for the election of that person as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14A under the Exchange Act including, without limitation, the requirements of Rule 14a-19 (as such rule and regulations may be amended form time to time by the SEC including any SEC Staff interpretations relating thereto), including the person’s written consent to being named as a nominee and to serving as a director if elected. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

Correspondence to the Corporate Secretary may be addressed to: Corporate Secretary, Trevena, Inc., 955 Chesterbrook Boulevard, Suite 110, Chesterbrook, PA 19087.  For more information, and for more detailed requirements, please refer to our Amended and Restated Bylaws, filed as Exhibit 3.2 to our Current Report on Form 8-K, filed with the SEC on February 5, 2014, as amended by that certain Amendment No 1. to Amended and Restated Bylaws of the Registrant, filed as Exhibit 3.3 to our Current Report on Form 8-K, filed with the SEC on August 1, 2022.

2025 ANNUAL MEETING AND RELATED MATTERS (CONTINUED)

How can I communicate with the Board of Directors?

Stockholders and interested parties may contact the Board, the Chair, the independent directors, or specific individual directors by sending written correspondence to the Board, Attention: Corporate Secretary, Trevena, Inc., 955 Chesterbrook Boulevard, Suite 110, Chesterbrook, PA 19087.

The Corporate Secretary will compile all communications other than routine commercial solicitations and opinion surveys sent to Board members and periodically submit them to the Board. Communications addressed to individual directors at the director address will be promptly submitted to such individual directors. The Corporate Secretary also will promptly advise the appropriate member of management of any concerns relating to Trevena’s products or services, and the Corporate Secretary will notify the Board of the resolution of those concerns.

How do I obtain copies of Trevena’s corporate governance and other company documents?

The Corporate Governance Guidelines, committee charters and Trevena’s Code of Ethics are posted at www.trevena.com/investors/corporate-governance. In addition, these documents are available in print to any stockholder who submits a written request to the Corporate Secretary at the address listed above.

The Company’s filings with the SEC, including its annual report on Form 10-K, are available through www.trevena.com/investors/financial-information/all-sec-filings.

If you are a stockholder and did not receive an individual copy of this year’s proxy statement or annual report, we will promptly send a copy to you if you address a written request to Investor Relations, Trevena, Inc., 955 Chesterbrook Boulevard, Suite 110, Chesterbrook, PA 19087.

What is householding and how does it affect me?

If you and other residents at your mailing address own shares of Trevena stock in “street name,” your broker or bank should have notified you that your household will receive only one proxy statement and annual report or notice of Internet availability of proxy materials, but each stockholder who resides at your address will receive a separate proxy card or voting instruction form. This practice is known as “householding.” Unless you responded that you did not want to participate in householding, you were deemed to have consented to the process.  Householding benefits both you and Trevena because it reduces the volume of duplicate information received at your household and helps Trevena reduce expenses and conserve natural resources.

If you would like to receive your own set of Trevena’s proxy statement and annual report or, if applicable, your own notice of Internet availability of proxy materials now or in the future, or if you share an address with another Trevena stockholder and together both of you would like to receive only a single set of Trevena’s proxy materials, please contact Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or (800) 542-1061. The request must be made by each person in the household. Be sure to indicate your name, the name of your brokerage firm or bank, and your account number. The revocation of your consent to householding will be effective 30 days following its receipt.

APPENDIX A: 2023 EQUITY INCENTIVE PLAN

TREVENA, INC.
2023 EQUITY INCENTIVE PLAN

Section 1. Purpose; Definitions. The purposes of the Trevena, Inc. 2023 Equity Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable Trevena, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company. Upon the Effective Date, no further awards shall be made under the Prior Plan (as defined below).

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a) “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(b) “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

(c) “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Cash or Other Stock Based Awards made under this Plan.

(d) “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(e) “Board” means the Board of Directors of the Company, as constituted from time to time.

(f) “Cash or Other Stock Based Award” means an award that is granted under Section 10.

(g) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s service is either for Cause or without Cause will be made by the Board or Committee, as applicable, in its sole and exclusive judgment and discretion. Any determination by the Company that the service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(h) “Change in Control” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(h)(i), Section 1(h)(iii), Section 1(h)(iv) or Section 1(h)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company; or (vi) such other event deemed to constitute a “Change in Control” by the Board.

APPENDIX A: 2023 EQUITY INCENTIVE PLAN (CONTINUED)

Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(j) “Committee” means the committee authorized to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director. Unless otherwise determined by the Board, the Compensation Committee of the Board will serve as the Committee.

(k) “Company” is defined above in this Section 1.

(l) “Compensation” is defined in Section 3(h) hereto.

(m) “Director” means a member of the Board.

(n) “Director Limit” is defined in Section 3(h) hereto.

(o) “Disability” means a condition rendering a Participant Disabled.

(p) “Disabled” has the same meaning as set forth in Section 22(e)(3) of the Code. Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, a Participant will not be deemed “Disabled” unless the Participant is considered Disabled within the meaning of Section 409A of the Code.

(q) “Effective Date” is defined in Section 19 hereto.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system (including, without limitation, the Nasdaq Global Market), the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that exchange or system at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding.

(t) “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(u) “Non-Employee Director” has the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

APPENDIX A: 2023 EQUITY INCENTIVE PLAN (CONTINUED)

(v) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(w) “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.

(x) “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.

(y) “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its Affiliates to whom an Award is granted.

(z) “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(aa) “Plan” is defined above in this Section 1.

(bb) “Prior Plan” means the Trevena, Inc. 2013 Equity Incentive Plan, as amended.

(cc) “Prior Plan Awards” mean awards granted under the Prior Plan.

(dd) “Restriction Period” is defined in Section 8(b)(i) hereof.

(ee) “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.

(ff) “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 9 hereof.

(gg) “Section 409A” is defined in Section 18 hereof.

(hh) “Securities Act” means the Securities Act of 1933, as amended.

(ii) “Shares” means shares of the Company’s common stock, par value $0.001, subject to substitution or adjustment as provided in Section 3(e) hereof.

(jj) “Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.

(kk) “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

(ll) “Vesting Conditions” is defined in Section 5(c) hereof.

Section 2. Administration. The Plan shall be administered by the Committee; provided, that, notwithstanding anything to the contrary herein, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Applicable Law are required to be determined in the sole discretion of the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.

The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a) select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);
(b) determine the type of Award to be granted;
(c) determine the number of Shares, if any, to be covered by each Award;

APPENDIX A: 2023 EQUITY INCENTIVE PLAN (CONTINUED)

(d) establish the terms and conditions of each Award;
(e) accelerate the vesting or exercisability of an Award;
(f) extend the period of time during which an Award may be exercised (but in no event beyond the expiration of the original Award term); and
(g) modify or amend each Award, subject to the Participant’s consent if such modification or amendment would materially impair such Participant’s rights.

The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise take any action that may be necessary or desirable to facilitate the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

To the extent permitted by Applicable Law and the Company’s governing documents, the Committee may delegate its authority as identified herein to any individual or committee of individuals (who may, but need not be, one or more Directors or Non-Employee Directors), including without limitation the authority to grant Awards hereunder. To the extent that the Committee delegates its authority to make Awards hereunder, applicable references in the Plan to the Committee’s authority to make Awards and determinations with respect thereto shall be deemed to include the Committee’s delegate, but the authority to administer the Plan will otherwise remain with the Committee. The Committee may revoke any such delegation at any time for any reason with or without prior notice.

No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

Section 3. Shares Subject to the Plan.

(a) Shares Subject to the Plan. Subject to adjustment as provided in Section 3(e), the maximum number of Shares that may be issued in respect of Awards under the Plan is the sum of: (i) 978,595 Shares, plus (ii) up to 884,043 additional Shares subject to Prior Plan Awards pursuant to Section 3(c) hereof. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares.

(b) Substitute Awards. Notwithstanding the foregoing, any Shares issued in respect of Awards granted in substitution for equity-based awards of an entity acquired by the Company or a Subsidiary, or with which the Company or a Subsidiary combines, will not be counted against the number of Shares available for issuance hereunder.

(c) Share Recycling. If and to the extent that an Award or a Prior Plan Award terminates, expires, is canceled or is forfeited for any reason on or after the Effective Date, the Shares associated with that Award or Prior Plan Award will become available (or again be available) for grant under the Plan. Shares withheld on or after the Effective Date in settlement of a tax withholding obligation associated with an Award or a Prior Plan Award, or in satisfaction of the exercise price payable upon exercise of an Award or Prior Plan Award, will again be available for grant under the Plan.

(d) Incentive Stock Option Limit. Subject to adjustment as provided in Section 3(e) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 1,862,638.

(e) Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends), or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it deems equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.

APPENDIX A: 2023 EQUITY INCENTIVE PLAN (CONTINUED)

(f) Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

(i) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;

(ii) cancel any Award in exchange for a substitute award;

(iii) cause any outstanding Option or Stock Appreciation Right to become exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option or Stock Appreciation Right upon closing of the Change in Control;

(iv) redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control;

(v) cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; and/or
(vi) take such other action as the Committee determines to be appropriate under the circumstances.

In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

Notwithstanding any provision of this Section 3(f), in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 3(f) to the extent that such actions would be consistent with the intended treatment of such Award under Section 409A of the Code.

(g) Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Affiliates operate or have employees, directors and consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Committee, in its discretion, shall have the power and authority to: (i) modify the terms and conditions of any Award granted to employees, directors and consultants outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3; and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

APPENDIX A: 2023 EQUITY INCENTIVE PLAN (CONTINUED)

(h) Annual Compensation Limitations for Non-Employee Directors. Beginning with the first fiscal year following the fiscal year in which the Effective Date occurs, the aggregate amount of equity and cash compensation (collectively “Compensation”) payable to a Non-Employee Director with respect to a fiscal year, whether under the Plan or otherwise, for services as a Non-Employee Director, shall not exceed $750,000; provided, however, that such amount shall be $1,000,000 for the fiscal year in which the applicable Non-Employee Director is initially elected or appointed to the Board (collectively, the “Director Limit”). Equity incentive awards shall be counted towards the Director Limit in the fiscal year in which they are granted, based on the grant date fair value of such awards for financial reporting purposes (but excluding the impact of estimated forfeitures related to service-based vesting provisions). Cash fees shall be counted towards the Director Limit in the fiscal year for which they are reported as compensation in the Company’s director compensation disclosures pursuant to Item 402 of Regulation S-K under the Securities Act, or a successor provision. The Director Limit shall not apply to (i) Compensation earned with respect to services a Non-Employee Director provides in a capacity other than as a Non-Employee Director, such as an advisor or consultant to the Company; and (ii) Compensation awarded by the Board to a Non-Employee Director in extraordinary circumstances, as determined by the Board in its discretion, in each case provided that the Non-Employee Director receiving such additional Compensation does not participate in the decision to award such Compensation.

Section 4. Eligibility. Employees, Directors, consultants and other persons who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided that such persons are eligible to be issued securities of the Company registered on Form S-8 or exempt from registration pursuant to Rule 701 under the Securities Act, as applicable (or any successor provision). However, only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.

Section 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its discretion:

(a) Option Price. The exercise price per Share under an Option will be determined by the Committee, and in the case of an Incentive Stock Option, will not be less than 100% of the Fair Market Value on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value on the date of the grant.

(b) Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after the expiration of the term of the Option.

(c) Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate goals, or such other factors as the Committee may determine in its discretion (the “Vesting Conditions”). The Committee may provide in the terms of an Award Agreement that the Participant may exercise the unvested portion of an Option in whole or in part in exchange for shares of Restricted Stock subject to the same vesting terms as the portion of the Option so exercised. Restricted Stock acquired upon the exercise of an unvested Option shall be subject to such additional terms and conditions as determined by the Committee.

(d) Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7 Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price and any taxes required to be withheld in connection with such exercise, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the fair market value of the Shares on the date the Option is exercised or through means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current fair market value over (b) the Option exercise price, divided by (B) the then current fair market value.

APPENDIX A: 2023 EQUITY INCENTIVE PLAN (CONTINUED)

An Option will not confer upon the Participant any of the rights or privileges of a stockholder in the Company unless and until the Participant exercises the Option in accordance with the paragraph above and is issued Shares pursuant to such exercise. For avoidance of doubt, dividends, dividend equivalents and other distributions shall not accrue on any Shares subject to an Option.

(e) Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted.

To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f) Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 6. Stock Appreciation Right. Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than 100% of the Fair Market Value on the date of grant. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the portion of the Award to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 7. Termination of Service. Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.

(a) Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(b) Termination by Reason of Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

APPENDIX A: 2023 EQUITY INCENTIVE PLAN (CONTINUED)

(c) Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause or if a Participant resigns at a time that there was a Cause basis for such Participant’s termination: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares that the Company has not yet delivered will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(d) Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right. For avoidance of doubt, dividends, dividend equivalents and other distributions shall not accrue on any Shares subject to a Stock Appreciation Right.

Section 8. Restricted Stock.

(a) Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero.

(b) Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its discretion:

(i) During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.

(ii) While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares. Unless otherwise determined by the Committee, if any cash distributions or dividends are payable with respect to the Restricted Stock, the cash distributions or dividends will be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock, to the extent Shares are available under Section 3 of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(iii) Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

(c) Certificates. Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period. If physical certificates are issued, they will be held in escrow by the Company or its designee during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

APPENDIX A: 2023 EQUITY INCENTIVE PLAN (CONTINUED)

Section 9. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder; provided, however, that an Award Agreement may provide for the inclusion of dividend equivalent payments or unit credits with respect to the Award in the discretion of the Committee. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

Section 10. Cash or Other Stock Based Awards. Subject to the other terms of the Plan, the Committee may grant Cash or Other Stock Based Awards (including Awards to receive unrestricted Shares or immediate cash payments) to eligible individuals. The Award Agreement evidencing a Cash or Other Stock Based Award shall set forth the terms and conditions of such Cash or Other Stock Based Award, including, as applicable, the term, any exercise or purchase price, performance goals, Vesting Conditions and other terms and conditions. Payment in respect of a Cash or Other Stock Based Award may be made in cash, Shares, or a combination of cash and Shares, as determined by the Committee.

Section 11. Amendments and Termination. Subject to any stockholder approval that may be required under Applicable Law, the Plan may be amended or terminated at any time or from time to time by the Board.

Section 12. Repricing. The Committee and the Board may not reprice Options or Stock Appreciation Rights without stockholder approval, whether such repricing is accomplished by (i) means of a cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancellation of outstanding Options or Stock Appreciation Rights with exercise prices or base prices per share in excess of the then current Fair Market Value for consideration payable in equity securities of the Company or cash, (iii) directly or indirectly reducing the exercise price or base price of outstanding Options or Stock Appreciation Rights, or (iv) any other method.

Section 13. Conditions Upon Grant of Awards and Issuance of Shares.

(a) The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.

(b) No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law.

(c) If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction over the issuance or sale of Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

APPENDIX A: 2023 EQUITY INCENTIVE PLAN (CONTINUED)

Section 14. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members, to partnerships in which such family members are the only partners, to other similar estate planning vehicles, or to such other transferees as the Committee permits (taking into account the restrictions or requirements of applicable tax, securities and other laws). The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

Section 15. Withholding of Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. To the extent authorized by the Committee, the required tax withholding may be satisfied by the withholding of Shares subject to the Award based on the fair market value of those Shares, as determined by the Company, but in any case not in excess of the amount determined based on the maximum statutory tax rate in the applicable jurisdiction. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

Section 16. General Provisions.

(a) The Committee may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Committee believes are appropriate.

(b) The Awards, and any Shares associated therewith, shall be subject to the Company’s stock ownership, securities trading, anti-hedging and other similar policies, as in effect from time to time.

(c) All certificates for Shares or other securities delivered under the Plan, if any, will be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause Shares or other securities to be legended to reflect those restrictions.

(d) Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required. Similarly, the grant of any Award will not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

(e) Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.

APPENDIX A: 2023 EQUITY INCENTIVE PLAN (CONTINUED)

Section 17. Clawbacks. The Awards (whether vested or unvested) shall be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.

Section 18. Section 409A. All Awards are intended to be exempt from or comply with the requirements of Section 409A of the Code (“Section 409A”) and should be interpreted accordingly. Nonetheless, the Company does not guaranty any particular tax treatment for any Award. For any Award that is non-qualified deferred compensation subject to Section 409A, the Committee may elect to liquidate such Award at any time in a manner intended to comply with Treas. Reg. § 1.409A-3(j)(4)(ix) or any successor provision. Notwithstanding anything to the contrary in the Plan or an Award, if at the time of a Participant’s separation from service, such Participant is a “specified employee” (within the meaning of Section 409A), then any amounts payable under the Plan on account of such separation from service that would (but for this provision) be payable within six (6) months following the date of the separation from service shall instead be paid on the next business day following the expiration of such six (6) month period or, if earlier, upon the Participant’s death, to the extent compliance with the requirements of Treas. Reg. § 1.409A 3(i)(2) (or any successor provision) is necessary to avoid the application of an additional tax under Section 409A to such amounts. Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

Section 19. Term of Plan. The Plan was adopted by the Board on April 27, 2023 (the “Adoption Date”), subject to approval by the Company’s stockholders (the date of such approval, the “Effective Date”). Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on April 27, 2033, which is the 10-year anniversary of the Adoption Date, and no Awards shall thereafter be granted under the Plan.

Section 20. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

Section 21. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.

Section 22. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Business Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

APPENDIX B: AMENDMENT NO. 1 TO 2023 EQUITY INCENTIVE PLAN (CONTINUED)

Amendment No. 1 to
Trevena, Inc. 2023 Equity Incentive Plan

This Amendment No. 1 to the Trevena, Inc. 2023 Equity Incentive Plan (this “Amendment”) is made and entered into as of________________ , 2024 (the “Effective Date”) by Trevena, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company previously adopted the Trevena, Inc. 2023 Equity Incentive Plan (the “Plan”);

WHEREAS, unless the context clearly requires the contrary, capitalized terms that are used in this Amendment that are not otherwise defined herein shall have the meanings that the Plan ascribes to those terms;

WHEREAS, pursuant to Section 11 of the Plan, the Plan may be amended, altered, suspended and/or terminated at any time by the Company’s Board of Directors (the “Board”), subject to the approval of the Company’s stockholders for certain Plan amendments;

WHEREAS, Section 3 of the Plan provides that the maximum number of shares of the Company’s stock, par value $0.001 per share (“Common Stock”), that may be issued pursuant to Awards granted under the Plan shall not exceed 978,595 Shares (plus up to 884,043 additional Shares subject to Prior Plan Awards pursuant to Section 3(c) thereof); and

WHEREAS, subject to and contingent upon the approval of the Company’s stockholders, the Board, upon the recommendation of the Compensation Committee of the Board, has approved an amendment to the Plan to increase the maximum number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan by 2,350,000 shares of Common Stock.

NOW, THEREFORE, in accordance with Section 11 of the Plan and the approval of the Company’s stockholders on [●], 2024, the Plan is hereby amended, effective as of the date hereof, as follows:

1. Section 3(a) of the Plan is hereby revised and amended to read as follows:

“(a) Shares Subject to the Plan. Subject to adjustment as provided in Section 3(e), the maximum number of Shares that may be issued in respect of Awards under the Plan is the sum of: (i) 3,328,595 Shares, plus (ii) up to 884,043 additional Shares subject to Prior Plan Awards pursuant to Section 3(c) hereof. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

TREVENA, INC.

By:
Name:
Title:

APPENDIX C: CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT
 OF
 AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
 OF
 TREVENA, INC.

* * * * *

Trevena, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: The amended and restated Certificate of Incorporation, as amended on November 9, 2022 and as currently in effect, is hereby amended by deleting Article IV. A. and inserting the following in lieu thereof such that Article IV. A. shall read in its entirety as follows:

A. The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of capital stock which the Company shall have authority to issue is two hundred five million (205,000,000) shares, of which two hundred million (200,000,000) shares shall be Common Stock (the “Common Stock”), each having a par value of one-tenth of one cent ($0.001), and five million (5,000,000) shares shall be Preferred Stock (the “Preferred Stock”), each having a par value of one-tenth of one cent ($0.001). Effective at 5:01 p.m. Eastern Time, on [●], 2024 (the “Effective Time”), each [●] ([●]) shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Company or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, without effecting a change to the par value per share of Common Stock, subject to the treatment of fractional interests as described below (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.001 per share. No fractional shares shall be issued, in connection with the Reverse Stock Split, and, in lieu thereof, the Corporation shall pay each stockholder of record at the time of effectiveness of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares not evenly divisible by the number of pre-Reverse Stock Split shares for which each post-Reverse Stock Split share is to be exchanged an amount in cash equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing sales price of our Common Stock as reported on The Nasdaq Capital Market on the date on which the Effective Time occurs. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above. The Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock and all references to such Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Common Stock shall be deemed to be references to the Common Stock or options or rights to purchase or acquire shares of Common Stock, as the case may be, after giving effect to the Reverse Split.

SECOND: That said amendment was duly adopted and approved in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the corporation.

IN WITNESS WHEREOF, said Trevena, Inc. has caused this certificate to be signed ______________________, its Corporate Secretary, this [●] day of [●], 2024.

TREVENA, INC.

By:
Corporate Secretary

TREVENA, INC. 955 CHESTERBROOK BOULEVARD, SUITE 110 CHESTERBROOK, PA 19087 ATTN: JOEL SOLOMON, CORPORATE SECRETARY SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TRVN2024 You may attend the virtual meeting via the Internet and vote during the meeting. Have your proxy card in hand when you call and then follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The proxy card must be received before 8:30 a.m. Eastern Time on the day of the meeting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS V49744-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED TREVENA, INC The Board of Directors recommends you vote FOR all nominees on Proposal 1: 1. To elect the Board of Directors' three (3) nominees for Class II directors named herein to hold office until the 2027 Annual Meeting of Stockholders. Nominees: 01) Jake R. Nunn 02) Marvin Johnson, Jr. 03) Mark Corrigan, M.D For All Withhold All For All Except  To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR Proposals 2, 3, 4, 5 and 6 : 2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. Approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers. 4. Approval of an amendment to the Trevena, Inc. 2023 Equity Incentive Plan (the “2023 Plan”), to increase the number of shares of common stock available for issuance under the 2023 Plan. 5. Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-2 and 1-for-25, at any time prior to August 28, 2024, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of our stockholders. 6. Approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposal 4 or Proposal 5. Note: To conduct any other business properly brought before the meeting. These items of business are more fully described in the Proxy Statement accompanying the Notice. The record date for the Annual Meeting is April 19, 2024. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournments or postponements thereof. 1. To elect the Board of Directors' three (3) nominees for Class II directors named herein to hold office until the 2027 Annual Meeting of Stockholders. The Board of Directors recommends you vote FOR all nominees on Proposal 1: THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF TREVENA, INC. The shares represented by this proxy, when properly executed, will be voted as directed by the undersigned. Where no direction is given when a duly executed proxy is returned, such shares will be voted at the meeting "For" all nominees named in Proposal 1, "For" Proposals 2, 3, 4, 5 and 6 and will grant authority to the proxy holder to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF TREVENA, INC Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ignature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain

You are cordially invited to attend the Annual Meeting of Stockholders of Trevena, Inc., a Delaware corporation (the “Company”). The meeting will be held virtually on Thursday, June 13, 2024 at 8:30 a.m. Eastern Time, for the proposals given on the reverse side. Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Annual Meeting to Be Held Virtually on Thursday, June 13, 2024. The Notice and Proxy Statement and Annual Report to stockholders are available at www.proxyvote.com. V49745-TBD TREVENA, INC. Annual Meeting of Stockholders June 13, 2024 at 8:30 a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Carrie Bourdow and Joel Solomon, or either one of them acting singly in the absence of the other, with full power of substitution, the proxy or proxies of the undersigned at the Annual Meeting of Stockholders of Trevena, Inc. to be held virtually on June 13, 2024, and any postponements or adjournments thereof, to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated on the reverse side and on any other matters properly brought before the Annual Meeting of Stockholders to be held virtually on June 13, 2024 at www.virtualshareholdermeeting.com/TRVN2024 or any postponements or adjournments thereof, all as set forth in the Proxy Statement dated April 29, 2024. This proxy/voting instruction card is solicited on behalf of the Board of Directors of Trevena, Inc. pursuant to a separate Notice of Annual Meeting and Proxy Statement dated April 29, 2024 receipt of which is hereby acknowledged. When properly executed, this proxy will be voted as directed, or if no direction is given, will be voted "FOR" all nominees named in Proposal 1, "FOR" Proposals 2, 3, 4, 5 and 6 and will grant authority to the proxy holder to vote upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. Continued and to be signed on reverse side